First Allmerica Financial Life Insurance Company

Separate Account VA-P

Financial Statements

December 31, 2025

First Allmerica Financial Life Insurance Company

Separate Account VA-P

Financial Statements

December 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

First Allmerica Financial Life Insurance Company and

Contract Owners of Separate Account VA-P

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the underlying funds listed in Note 1A to the financial statements (the “Sub-Accounts”) of Separate Account VA-P (the “Separate Account”) of First Allmerica Financial Life Insurance Company as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account as of December 31, 2025, and the results of their operations, for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with each Sub-Account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 16, 2026

We have served as the auditor of one or more separate accounts of First Allmerica Financial Life Insurance Company since 2021.

SA-1

Separate Account VA-P

Statements of Net Assets

December 31, 2025

	FT VIP Franklin Small-Mid Cap Growth VIP Fund	Goldman Sachs VIT Government Money Market Fund	Victory Pioneer Bond VCT Portfolio_(a)	Victory Pioneer Equity Income VCT Portfolio_(a)	Victory Pioneer Fund VCT Portfolio_(a)
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$36,632	$20,127	$144,025	$153,401	$321,077
Net assets	$36,632	$20,127	$144,025	$153,401	$321,077

Net assets by category:
Accumulation reserves	$36,632	$20,127	$144,025	$134,923	$285,133
Payout reserves	-	-	-	18,478	35,944
Net assets	$36,632	$20,127	$144,025	$153,401	$321,077

Units outstanding, December 31, 2025	12,966	20,562	56,852	18,578	36,812

Investments in shares of the Underlying Funds, at cost	$41,150	$20,127	$152,782	$202,898	$279,998
Underlying Fund shares held	2,560	20,127	14,742	12,837	16,340

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-2

Separate Account VA-P

Statements of Net Assets

December 31, 2025

	Victory Pioneer High Yield VCT Portfolio_(a)	Victory Pioneer Mid Cap Value VCT Portfolio_(a)
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$1,423	$79,718
Net assets	$1,423	$79,718

Net assets by category:
Accumulation reserves	$1,423	$79,718
Payout reserves	-	-
Net assets	$1,423	$79,718

Units outstanding, December 31, 2025	397	10,156

Investments in shares of the Underlying Funds, at cost	$1,508	$93,026
Underlying Fund shares held	164	6,999

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-3

Separate Account VA-P

Statements of Operations

For the Year Ended December 31, 2025

	FT VIP Franklin Small-Mid Cap Growth VIP Fund	Goldman Sachs VIT Government Money Market Fund	Victory Pioneer Bond VCT Portfolio_(a)	Victory Pioneer Equity Income VCT Portfolio_(a)	Victory Pioneer Fund VCT Portfolio_(a)
INVESTMENT INCOME:
Dividends	$-	$777	$4,905	$4,340	$1,331

EXPENSES:
Mortality and expense risk fees	1,258	253	1,313	2,534	3,497
Other expenses	151	30	158	304	420
Total expenses	1,409	283	1,471	2,838	3,917

Net investment income (loss)	(1,409)	494	3,434	1,502	(2,586)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	6,163	-	-	30,672	40,043
Net realized gain (loss) from sales of investments	(6,845)	-	(2,316)	(55,005)	1,702
Net realized gain (loss)	(682)	-	(2,316)	(24,333)	41,745
Change in unrealized gain (loss)	5,762	-	5,831	40,267	19,563
Net realized and unrealized gain (loss)	5,080	-	3,515	15,934	61,308
Net increase (decrease) in net assets from operations	$3,671	$494	$6,949	$17,436	$58,722

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-4

Separate Account VA-P

Statements of Operations

For the Year Ended December 31, 2025

	Victory Pioneer High Yield VCT Portfolio_(a)	Victory Pioneer Mid Cap Value VCT Portfolio_(a)
INVESTMENT INCOME:
Dividends	$83	$2,556

EXPENSES:
Mortality and expense risk fees	17	1,715
Other expenses	2	206
Total expenses	19	1,921

Net investment income (loss)	64	635

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	9,922
Net realized gain (loss) from sales of investments	(3)	(37,109)
Net realized gain (loss)	(3)	(27,187)
Change in unrealized gain (loss)	28	40,098
Net realized and unrealized gain (loss)	25	12,911
Net increase (decrease) in net assets from operations	$89	$13,546

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-5

Separate Account VA-P

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	FT VIP Franklin Small-Mid Cap Growth VIP Fund		Goldman Sachs VIT Government Money Market Fund		Victory Pioneer Bond VCT Portfolio_(a)
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(1,409)	$(1,470)	$494	$978	$3,434	$2,784
Net realized gain (loss)	(682)	(228)	-	-	(2,316)	(503)
Change in unrealized gain (loss)	5,762	11,108	-	-	5,831	(750)
Net increase (decrease) in net assets from operations	3,671	9,410	494	978	6,949	1,531

FROM CONTRACT TRANSACTIONS:
Net purchase payments	-	-	-	-	75,436	-
Terminations and withdrawals	-	-	(5,047)	(5,615)	(24,861)	-
Contract benefits	(75,771)	-	-	-	(4,408)	(1,920)
Contract charges	-	-	(12)	(17)	(6)	(6)
Transfers	-	-	(3)	-	(205)	1,336
Net increase (decrease) in net assets from Contract transactions	(75,771)	-	(5,062)	(5,632)	45,956	(590)
Net increase (decrease) in net assets	(72,100)	9,410	(4,568)	(4,654)	52,905	941

NET ASSETS:
Beginning of year	108,732	99,322	24,695	29,349	91,120	90,179
End of year	$36,632	$108,732	$20,127	$24,695	$144,025	$91,120

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-6

Separate Account VA-P

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	Victory Pioneer Equity Income VCT Portfolio_(a)		Victory Pioneer Fund VCT Portfolio_(a)		Victory Pioneer High Yield VCT Portfolio_(a)
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$1,502	$2,927	$(2,586)	$(1,157)	$64	$56
Net realized gain (loss)	(24,333)	39,206	41,745	9,402	(3)	(3)
Change in unrealized gain (loss)	40,267	(2,756)	19,563	22,075	28	37
Net increase (decrease) in net assets from operations	17,436	39,377	58,722	30,320	89	90

FROM CONTRACT TRANSACTIONS:
Net purchase payments	-	-	-	-	-	-
Terminations and withdrawals	(102,382)	(130,602)	-	-	-	-
Contract benefits	(66,046)	(2,386)	(24,924)	(12,223)	-	-
Contract charges	(91)	(118)	(78)	(92)	(2)	(2)
Transfers	390	128	115,281	6,331	(1)	(1)
Net increase (decrease) in net assets from Contract transactions	(168,129)	(132,978)	90,279	(5,984)	(3)	(3)
Net increase (decrease) in net assets	(150,693)	(93,601)	149,001	24,336	86	87

NET ASSETS:
Beginning of year	304,094	397,695	172,076	147,740	1,337	1,250
End of year	$153,401	$304,094	$321,077	$172,076	$1,423	$1,337

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-7

Separate Account VA-P

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	Victory Pioneer Mid Cap Value VCT Portfolio_(a)
	2025	2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$635	$1,610
Net realized gain (loss)	(27,187)	6,960
Change in unrealized gain (loss)	40,098	21,454
Net increase (decrease) in net assets from operations	13,546	30,024

FROM CONTRACT TRANSACTIONS:
Net purchase payments	-	-
Terminations and withdrawals	(43,067)	(62,291)
Contract benefits	(52,040)	-
Contract charges	(74)	(88)
Transfers	(114,233)	-
Net increase (decrease) in net assets from Contract transactions	(209,414)	(62,379)
Net increase (decrease) in net assets	(195,868)	(32,355)

NET ASSETS:
Beginning of year	275,586	307,941
End of year	$79,718	$275,586

(a) Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SA-8

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 1 - Organization

Separate Account VA-P of First Allmerica Financial Life Insurance Company (“Separate Account VA-P“ or the “Separate Account”), which is a funding vehicle for the Pioneer Vision, Pioneer Vision 2 and Pioneer C-Vision variable annuity contracts, is a separate investment account of First Allmerica Financial Life Insurance Company (“FAFLIC”), established on March 1, 1995, for the purpose of separating from the general assets of FAFLIC (the “General Account”) those assets used to fund the variable portion of certain variable annuity contracts (the “Contracts”) issued by FAFLIC. FAFLIC is the Sponsor of the Separate Account. FAFLIC is a wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”). Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. GAFG is a wholly-owned subsidiary of KKR & Co., Inc. (“KKR”).

FAFLIC is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, FAFLIC is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of FAFLIC, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in an Underlying Fund.  Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account.  Thirteen Sub-Accounts were offered by the Separate Account during 2025, of which seven had activity.  Six Sub-Accounts had no Contract owner activity during the year and a zero balance at December 31, 2025.

A. The following underlying funds had net assets as of or during the year ended December 31, 2025:

Underlying Fund	Class
FT VIP Franklin Small-Mid Cap Growth VIP Fund	Class 2
Goldman Sachs VIT Government Money Market Fund	Service Shares
Victory Pioneer Bond VCT Portfolio	Class I
Victory Pioneer Equity Income VCT Portfolio	Class I
Victory Pioneer Fund VCT Portfolio	Class I
Victory Pioneer High Yield VCT Portfolio	Class I
Victory Pioneer Mid Cap Value VCT Portfolio	Class I

B. The following underlying funds had no assets as of or during the year ended December 31,2025:

Underlying Fund	Class
AB VPS Large Cap Growth Portfolio	Class B
AB VPS Sustainable Global Thematic Portfolio	Class B
FT VIP Templeton Foreign VIP Fund	Class 2
Invesco V.I. American Franchise Fund	Series I
LVIP Nomura SMID Cap Core Fund	Service Class
Victory Pioneer Strategic Income VCT Portfolio	Class I

SA-9

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 1 - Organization (Continued)

Each Sub-Account invests exclusively in one of the Underlying Funds that are part of the following fund groups:

Fund Group
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust
Victory Variable Insurance Funds II

In 2025 the following Sub-Accounts were renamed:

Date	New Name	Old Name
April 1, 2025	Victory Pioneer Bond VCT Portfolio	Pioneer Bond VCT Portfolio
April 1, 2025	Victory Pioneer Equity Income VCT Portfolio	Pioneer Equity Income VCT Portfolio
April 1, 2025	Victory Pioneer Fund VCT Portfolio	Pioneer Fund VCT Portfolio
April 1, 2025	Victory Pioneer High Yield VCT Portfolio	Pioneer High Yield VCT Portfolio
April 1, 2025	Victory Pioneer Mid Cap Value VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio
April 1, 2025	Victory Pioneer Strategic Income VCT Portfolio	Pioneer Strategic Income VCT Portfolio
December 1, 2025	LVIP Nomura SMID Cap Core Fund	LVIP Macquarie SMID Cap Core Fund

In 2025 the following Fund Group was renamed:

Date	New Name	Old Name
April 1, 2025	Victory Variable Insurance Funds II	Pioneer Variable Contracts Trust

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Subsequent Events

For the year ended December 31, 2025, FAFLIC evaluated subsequent events through April 16, 2026 the issuance date of the financial statements. There are no subsequent events requiring accounting adjustments or disclosure.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds

SA-10

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 2 - Summary of Significant Accounting Policies (Continued)

at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which FAFLIC had access at the measurement date for identical, unrestricted assets or liabilities.
Level 2

Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The Underlying Funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Annuitized Contracts

Net assets allocated to Contracts in the payout phase (“Payout Reserves”) involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. The assumed investment return is 3.5 percent. The mortality risk is fully borne by FAFLIC and may result in greater amounts being transferred into the Separate Account by FAFLIC to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to FAFLIC.

Statements of Changes in Net Assets

Contract owners may allocate their Contract values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account (“GPA”). The Fixed Account is a part of the General Account that guarantees principal and a fixed minimum interest rate. The GPA is included in Separate Account GPA, a non-registered Separate Account offered by FAFLIC, which offers fixed rates of interest for specified periods.

Net purchase payments represent payments by Contract owners under the Contracts (excluding amounts allocated to the Fixed Account and GPA) reduced by applicable deductions, charges, and state premium taxes. Terminations

SA-11

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 2 - Summary of Significant Accounting Policies (Continued)

and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Transfers include amounts that Contract owners have directed to be moved among variable Sub-Accounts and the GPA, along with transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2025.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Segment Reporting

The Separate Account is engaged in a single line of business as a funding vehicle for the Pioneer Vision, Pioneer Vision 2 and Pioneer C-Vision variable annuity contracts, established for the purpose of separating from the General Account those assets used to fund the variable portion of the Contracts issued by FAFLIC. The President of FAFLIC acts as the chief operating decision maker ("CODM"), who is responsible for ensuring the Separate Account maintains compliance with its Contract agreements and meets applicable regulations and reporting requirements. Each Sub-Account’s operations constitute a single operating segment, and therefore, a single reportable segment, because the CODM manages the business using Net Increase in net assets from operations as their performance measure, in order to make operational decisions of each of the Sub-Accounts within the Separate Account. Refer to the Statements of Net Assets, Statements of Operations and Statements of Changes in Net Assets and related notes for each Sub-Account’s operating segment assets, revenues, and significant expenses.

Expense Disaggregation Disclosures

In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses” (“ASU 2024-03”).  ASU 2024-03 requires a public business entity to provide disaggregated disclosures of certain categories of expenses on an annual and interim basis.  The update will be effective for annual periods beginning after December 15, 2026 and interim periods beginning after December 15, 2027.  FAFLIC is currently evaluating the impact of adopting this guidance on the Separate Account’s financial statements and disclosures.

SA-12

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 3 - Expenses and Related Party Transactions

FAFLIC assesses a fee to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by FAFLIC is that annuitants may live for a longer time than anticipated, and that FAFLIC therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the fee for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, FAFLIC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to FAFLIC. FAFLIC also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, FAFLIC offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. FAFLIC may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. When Contract value has been allocated to more than one investment option, Contract deductions are made from each on a pro-rata basis. Contract fees may be waived by FAFLIC in certain cases at its discretion, and where permitted by law.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Contracts (“Individual Contract”). Current fees and charges are summarized in the following table.

SA-13

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 3 - Expenses and Related Party Transactions (Continued)

	Pioneer Vision and Pioneer Vision 2	Pioneer C-Vision
Mortality and Expense Risk Fee
Frequency	Daily	Daily
Deduction Method	Unit Fair Value	Unit Fair Value
Financial Statement Line	Statements of Operations, Mortality and expense risk fees	Statements of Operations, Mortality and expense risk fees
Rate (Annual)	1.25%	1.25%

Administrative Charge
Frequency	Daily	Daily
Deduction Method	Unit Fair Value	Unit Fair Value
Financial Statement Line	Statements of Operations, Other expenses	Statements of Operations, Other expenses
Rate (Annual)	0.15%	0.15%

Contract Fee
Frequency	Annually, and upon full surrender of the Contract	Annually, and upon full surrender of the Contract
Deduction Method	Individual Contract	Individual Contract
Financial Statement Line	Statements of Changes in Net Assets, Contract charges	Statements of Changes in Net Assets, Contract charges
Maximum Annual Fee	$30	$35

Optional Rider Fees
Frequency	Monthly	Monthly
Deduction Method	Individual Contract	Individual Contract
Financial Statement Line	Statements of Changes in Net Assets, Contract charges	Statements of Changes in Net Assets, Contract charges
Rate (Annual)	0.15% - 0.45%	0.15% - 0.70%

A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether

SA-14

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 3 - Expenses and Related Party Transactions (Continued)

the Contract owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8.5% of the amount surrendered or redeemed.

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

There are other fees and charges that may be assessed at the discretion of FAFLIC, in accordance with Contract terms.

SA-15

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2025			2024
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
FT VIP Franklin Small-Mid Cap Growth VIP Fund	-	(25,935)	(25,935)	-	-	-
Goldman Sachs VIT Government Money Market Fund	-	(5,295)	(5,295)	-	(5,927)	(5,927)
Victory Pioneer Bond VCT Portfolio_(a)	29,820	(11,668)	18,152	596	(824)	(228)
Victory Pioneer Equity Income VCT Portfolio_(a)	11	(21,886)	(21,875)	16	(17,594)	(17,578)
Victory Pioneer Fund VCT Portfolio_(a)	16,228	(3,412)	12,816	907	(1,825)	(918)
Victory Pioneer High Yield VCT Portfolio_(a)	-	(1)	(1)	-	-	-
Victory Pioneer Mid Cap Value VCT Portfolio_(a)	-	(28,333)	(28,333)	-	(8,551)	(8,551)

(a) Name change.  See Note 1.

SA-16

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2025 were as follows:

Investment Portfolios	Purchases	Sales
FT VIP Franklin Small-Mid Cap Growth VIP Fund	$6,163	$77,179
Goldman Sachs VIT Government Money Market Fund	777	5,345
Victory Pioneer Bond VCT Portfolio (a)	80,218	30,827
Victory Pioneer Equity Income VCT Portfolio (a)	35,080	171,034
Victory Pioneer Fund VCT Portfolio (a)	157,858	30,121
Victory Pioneer High Yield VCT Portfolio (a)	83	22
Victory Pioneer Mid Cap Value VCT Portfolio (a)	12,478	211,335

(a) Name change.  See Note 1.

SA-17

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
FT VIP Franklin Small-Mid Cap Growth VIP Fund
2025	12,966	2.83	36,632	N/A	1.40	1.07
2024	38,901	2.80	108,732	N/A	1.40	9.80
2023	38,901	2.55	99,322	N/A	1.40	25.00
2022	38,901	2.04	79,477	N/A	1.40	(34.62)
2021	38,901	3.12	121,558	N/A	1.40	8.33
Goldman Sachs VIT Government Money Market Fund
2025	20,562	0.98	20,127	3.89	1.40	2.08
2024	25,857	0.96	24,695	4.80	1.40	4.35
2023	31,784	0.92	29,349	4.65	1.40	3.37
2022	43,883	0.89	39,217	1.32	1.40	0.00
2021	48,497	0.89	43,359	0.01	1.40	(2.20)
Victory Pioneer Bond VCT Portfolio (a)
2025	56,852	2.53	144,025	4.71	1.40	7.66
2024	38,700	2.35	91,120	4.49	1.40	1.29
2023	38,928	2.32	90,179	3.95	1.40	5.45
2022	39,170	2.20	86,077	2.43	1.40	(15.38)
2021	39,107	2.60	101,611	2.20	1.40	(1.14)
Victory Pioneer Equity Income VCT Portfolio (a)
2025	18,578	8.26	153,401	2.17	1.40	9.84
2024	40,453	7.52	304,094	2.14	1.40	9.78
2023	58,031	6.85	397,695	1.98	1.40	5.87
2022	70,079	6.47	453,197	1.82	1.40	(9.00)
2021	73,855	7.11	525,101	1.49	1.40	23.87

(a) Name change.  See Note 1.

SA-18

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Victory Pioneer Fund VCT Portfolio (a)
2025	36,812	8.72	321,077	0.48	1.40	21.62
2024	23,996	7.17	172,076	0.72	1.40	20.91
2023	24,914	5.93	147,740	0.88	1.40	27.25
2022	25,512	4.66	118,998	0.63	1.40	(20.75)
2021	48,258	5.88	283,563	0.32	1.40	26.18
Victory Pioneer High Yield VCT Portfolio (a)
2025	397	3.58	1,423	6.01	1.40	6.55
2024	398	3.36	1,337	5.79	1.40	7.01
2023	398	3.14	1,250	5.55	1.40	9.79
2022	399	2.86	1,141	5.07	1.40	(12.54)
2021	399	3.27	1,306	5.10	1.40	4.14
Victory Pioneer Mid Cap Value VCT Portfolio (a)
2025	10,156	7.85	79,718	1.90	1.40	9.64
2024	38,489	7.16	275,586	1.93	1.40	9.31
2023	47,040	6.55	307,941	1.95	1.40	11.02
2022	47,130	5.90	278,239	2.13	1.40	(7.09)
2021	49,337	6.35	313,046	0.99	1.40	28.02

(a) Name change.  See Note 1.

SA-19

Separate Account VA-P

Notes To Financial Statements

December 31, 2025

Note 6 - Financial Highlights (Continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk fees, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk fees, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

SA-20

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

(a wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATUTORY FINANCIAL STATEMENTS as of December 31, 2025 and 2024 and for the years ended December 31, 2025 and 2024 and Supplemental Information as of and for the Year Ended December 31, 2025

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Index to Statutory Financial Statements

Independent Auditor's Report	3
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	6
Statutory Statements of Operations	7
Statutory Statements of Changes in Capital and Surplus	8
Statutory Statements of Cash Flows	9
Notes to Statutory Financial Statements	11

Supplemental Information	67
Supplemental Schedule of Selected Statutory Financial Data	68
Supplemental Schedule of Investment Risks Interrogatories	71
Summary Investment Schedule	76
Supplemental Schedule of Reinsurance Disclosures	77

Deloitte & Touche LLP 115 Federal St 15th Floor Boston, MA 02110 USA

Tel: + 1 617 437 2000
Fax: + 1 617 437 2111

www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

Audit Committee of Global Atlantic Financial Group LLC

Opinions

We have audited the statutory financial statements of First Allmerica Financial Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory financial statements (collectively referred to as the "statutory financial statements").

Unmodified Opinion on Statutory Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory financial statements of the variances between the statutory accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not readily determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory financial statements as a whole. The supplemental schedule of selected statutory financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory financial statements as a whole.

March 30, 2026

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

As of December 31, 2025 and 2024

(Dollars in thousands, except share data)	Notes	2025	2024
ASSETS
Bonds	3,4	$8,980,134	$9,029,595
Common stock		5,000	5,000
Mortgage loans	3,4	3,554,502	3,698,031
Other invested assets including receivables for securities	3,4	263,036	253,491
Cash and short-term investments	3,4	345,914	519,468
Policy loans	3,4	552,334	551,782
Derivatives	3,4	1,348	21,106
Subtotal, cash and invested assets		13,702,268	14,078,473
Investment income due and accrued		137,041	128,996
Deferred and uncollected premiums	8	1,017	1,616
Reinsurance receivable and funds withheld receivable		1,108,097	742,676
Net deferred tax asset	6	19,281	17,856
Current federal and foreign income tax recoverable		30,314	55,007
Receivables from parent, subsidiaries, and affiliates, net		50,577	—
Other assets	15	20,716	15,665
Separate account assets	16	682,541	121,401
Total admitted assets		$15,751,852	$15,161,690

LIABILITIES
Aggregate reserve for life policies and contracts		2,023,631	1,922,049
Deposit funds and other contract liabilities		256,601	266,842
Policy and contract claims		15,437	16,239
Dividends payable to policyholders		347	358
Reinsurance payable		12,463,606	12,608,332
General expenses and commissions payable		4,237	3,454
Transfers to separate accounts due or accrued		(2,555)	(1,251)
Payable to parent, subsidiaries, and affiliate		—	1,035
Asset valuation reserve		96,867	63,652
Derivative collateral	3,4	760	3,340
Other liabilities	15	62,561	19,344
Separate account liabilities	16	682,541	121,401
Total liabilities		$15,604,033	$15,024,795

CAPITAL AND SURPLUS
Common stock, $10 par value, 1,000,000 shares authorized, 500,001 shares issued and outstanding		5,000	5,000
Paid in surplus		384,062	349,062
Unassigned surplus ( deficit)		(252,025)	(228,931)
Special contingency reserves		2,250	2,250
Admitted disallowed IMR		8,532	9,514
Total capital and surplus		147,819	136,895
Total liabilities, capital, and surplus		$15,751,852	$15,161,690

The accompanying notes are an integral part of these financial statements

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)	Notes	2025	2024
REVENUE
Premiums and annuity considerations		$213,241	$126,030
Considerations for supplementary contracts		227	77
Net investment income	3	812,822	812,203
Amortization of interest maintenance reserve	3	(4,404)	(4,368)
Separate Accounts net gain from operation excluding unrealized gains or (losses)		(52,413)	—
Investment management and administration fees from separate accounts		32,110	31,941
Commissions, expense allowances and reserve adjustments on reinsurance ceded		634,454	117,843
Policyholder fee income		28,919	29,759
Other income		(23,933)	108,128
Funds withheld net investment income / (loss)		33,078	3,471
Total revenue		1,674,101	1,225,084

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		108,211	100,095
Annuity payments		48,696	53,396
Death benefits		16,966	11,803
Disability benefits		56	62
Interest and adjustments on deposit-type contract funds		107	(1,458)
Change in policy reserves		101,582	46,403
Total benefits		275,618	210,301
Change in loading expenses	8	176	222
Commissions and expense allowances		125,800	115,769
General insurance expenses		14,214	16,013
Insurance taxes, licenses and fees		3,405	3,376
Expense as a result of reinsurance		754,123	900,282
Other expenses	15	1,883	1,838
Net transfers to/(from) separate accounts	16	476,471	343
Total benefits and expenses		1,651,690	1,248,144
Net (loss) / gain from operations before dividends, federal income taxes and realized capital gains/(losses)		22,411	(23,060)
Dividends to policyholders		91	92
Net (loss) / gain from operations before federal income taxes and realized capital gains/(losses)		22,320	(23,152)
Federal and foreign income tax expense (benefit)	6	(8,875)	(54,256)
Net (loss) / gain from operations before realized capital gains/(losses)		31,195	31,104
Net realized capital gains/(losses), net of tax and transfers to interest maintenance reserve	3	(9,683)	(278)
Net income/(loss)		$21,512	$30,826

The accompanying notes are an integral part of these financial statements

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)	Common Stock	Paid in Surplus	Special Contingency Reserve	Other	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2023	$5,000	$349,062	$2,250	$—	$(220,940)	$135,372

Net income	—	—	—	—	30,826	30,826
Change in net unrealized capital gains	—	—	—	—	(4,523)	(4,523)
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	—	(346)	(346)
Change in net deferred income tax	—	—	—	—	(22,115)	(22,115)
Change in asset valuation reserve	—	—	—	—	(24,565)	(24,565)
Change in non-admitted assets	—	—	—	—	38,386	38,386
Change in surplus in separate accounts	—	—	—	—	—	—
Change in unauthorized reinsurance	—	—	—	—	(3)	(3)
Change as a result of reinsurance	—	—	—	—	(15,056)	(15,056)
Other changes to capital and surplus	—	—	—	9,514	(9,514)	—
Prior year reserve correction	—	—	—	—	(1,081)	(1,081)
Balance at December 31, 2024	5,000	349,062	2,250	9,514	(228,931)	136,895

Net income	—	—	—	—	21,512	21,512
Change in net unrealized capital gains	—	—	—	—	(13,594)	(13,594)
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	—	(2,924)	(2,924)
Change in net deferred income tax	—	—	—	—	(11,286)	(11,286)
Change in asset valuation reserve	—	—	—	—	(33,215)	(33,215)
Change in non-admitted assets	—	—	—	—	8,282	8,282
Change in surplus in separate accounts	—	—	—	—	(1,752)	(1,752)
Change in unauthorized reinsurance	—	—	—	—	(1)	(1)
Change as a result of reinsurance	—	—	—	—	(13,969)	(13,969)
Additional paid in capital	—	35,000	—	—	—	35,000
Change in surplus due to ceded unrealized gains (losses)	—	—	—	—	22,871	22,871
Other changes to capital and surplus	—	—	—	(982)	982	—
Balance at December 31, 2025	$5,000	$384,062	$2,250	$8,532	$(252,025)	$147,819

The accompanying notes are an integral part of these financial statements

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)	2025	2024
CASH FROM OPERATIONS
Premiums and annuity considerations	$224,709	$141,020
Net investment income	722,029	732,678
Other (loss) / income	(209,126)	126,206
Claims, surrenders and other benefits	670,050	(125,637)
Commissions and expenses paid	(928,122)	(1,048,219)
Net transfers (to)/from separate accounts	(479,527)	50
Dividends to policyholders	(102)	(99)
Federal income taxes (paid) / recovered	33,414	(551)
Net cash provided by operations	33,325	(174,552)

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	3,259,886	8,434,009
Mortgage loans	447,841	252,407
Other invested assets	86,611	25,361
Net gains or (losses) on cash, cash equivalents, and short-term investments	—	497
Miscellaneous proceeds	26,471	95,275
Total investment proceeds	3,820,809	8,807,549
Cost of investments acquired
Bonds	(3,227,933)	(6,460,964)
Stocks	—	(1,909)
Mortgage loans	(260,023)	(2,664,383)
Other invested assets	(70,212)	(204,342)
Miscellaneous applications	—	(19,112)
Total cost of investments acquired	(3,558,168)	(9,350,710)
Net change in policy loans	(321)	(13,140)
Net cash (used in) / from investments	262,320	(556,301)

CASH FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit type contracts and other liabilities	(10,241)	(19,480)
Capital and paid in surplus, less treasury stock	15,000	—
Net change in fund held for reinsurers	(480,850)	(577,244)
Other cash provided / (applied)	6,892	5,765
Net cash (used in) / provided from financing and other sources	(469,199)	(590,959)

Net change in cash and short-term investments	(173,554)	(1,321,812)
Beginning of the year	519,468	1,841,280
End of the year	$345,914	$519,468

The accompanying notes are an integral part of these financial statements

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CASH FLOWS - STATUTORY BASIS (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)	2025	2024
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Non cash investment transactions - bonds	$331,954	$123,228
Non cash investment transactions - mortgages	34,515	44,893
Non cash investment transactions - other invested assets	28,414	3,187
Paid in kind interest - bonds	10,446	6,156
Paid in kind interest - mortgages	15,348	6,207
Paid in kind interest - other invested assets	5,195	1,400
Reclass due to Principal Based Bond Definition	36,502	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Non cash capital contribution	20,000	—

The accompanying notes are an integral part of these financial statements

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

First Allmerica Financial Life Insurance Company, a Massachusetts domiciled life insurance company (the Company), is a wholly owned subsidiary of Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (Commonwealth Annuity), which in turn is a wholly owned indirect subsidiary of The Global Atlantic Financial Group LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021, KKR & Co. Inc. (“KKR”) indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited (“GAFGL”) and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group LLC or “TGAFGL”) and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of FAFLIC

On January 2, 2024, KKR acquired all the remaining equity interests in Global Atlantic that KKR did not already own. As of January 2, 2024, KKR owns 100.0% of Global Atlantic.

The Company insures and reinsures blocks of traditional life insurance, universal life insurance, fixed annuities, group retirement products, variable annuities, variable universal life insurance, and an exited accident and health (A&H) business with external parties as well as affiliates. The results of operations may not be indicative of a stand alone entity.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

●	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

●	Derivatives for which the Company employs fair value accounting are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

●	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

●	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to Other Assets on the Statement of Admitted Assets and Liabilities and admitted to extent that it is within 10% of an adjusted surplus. Any admitted balance is presented as "admitted disallowed IMR" in the sections of Surplus and is excluded from Unassigned surplus for the purposes of establishing level of dividends which may be paid by the Company. Under GAAP, no such reserve is required;

●	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

●	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, except under certain principles-based reserve methodologies. With respect to variable annuities, VM-21 prescribes various approaches for setting assumptions related to policyholder and economic behavior that can vary by reserve component (Stochastic Reserve and Standard Projection Amount). With respect to life insurance products, valuation assumptions are prudent estimates used in determining Stochastic and Deterministic reserve components as prescribed by VM-20. In all cases the Company follows these prescribed practices. Under US GAAP, reserves and related balances are generally calculated using assumptions that are based on best estimates, which in some cases require appropriate adjustments that are required under certain FASB Accounting Standards. Effective January 1, 2023, public company reporting for long duration insurance contracts changed under the new long duration targeted improvements (LDTI) insurance accounting standard. LDTI requires the unlocking of assumptions for traditional life and limited pay contracts, requiring more frequent update to best estimates

●	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

●	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

●	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

●	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

●	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge;

●	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

●	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

●	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

●	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

●	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

●	Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The NAIC has contracted with Blackrock for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

Commercial mortgage loans (CMLs) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the United States. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company primarily uses derivatives to hedge its exposure to indexed universal life insurance products with potential growth in interest linked to market indexes. OTC call options and call spreads are purchased to hedge the growth in interest credited to the customer as a direct result of increases in the related indices. Upon exercise, the Company will receive the fair value of the call options and call spreads. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The Company also owns foreign currency denominated bonds that generate exposure to FX risk. The Company has hedged this risk by entering into foreign currency swaps. Under the terms of the swaps, the Company pays fixed and floating rate terms denominated in foreign currency and receives fixed USD. The Company considers these derivatives to be cash flow hedges. Under such treatment, the unrealized gains and losses on are recorded consistent with the bonds hedged.

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets consist primarily of collateral loans, which are carried at amortized costs; securities which do not qualify as bonds, which are carried at the lower of fair value or amortized cost; residual tranche investments, which are carried at the lower of fair value or amortized cost; and investments in partnerships and LLCs, which are accounted for using the equity method of accounting.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to other assets and recorded as an admitted asset up to 10% of the Company's prior period adjusted capital and surplus.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Impairments

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as funding agreements, supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance or reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R) and P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedent retains invested assets supporting the ceded reserves for modified coinsurance and funds withheld coinsurance. The counterparties settle statutory basis policyholder activity, investment activity and agreed upon fees. Significant contributors to periodic settlements are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio, other investment returns, and administration fees.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to these coverages. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6% for life insurance policies and 1.00% to 9.5% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2025 and 2024, approximately 29.32% and 25.62% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge greater than 5%.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The Company's variable annuity contracts contain guaranteed minimum death benefit features. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). However, the adoption of VM-21 did not have an impact as these contracts are 100% ceded. For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas. For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies.

Tabular interest on funds not involving life contingencies is calculated by formula.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

For the years ended December 31, 2025 and 2024, the Company’s assumed participating policies were approximately 1.6% and 1.6%, respectively of the total life insurance in force. The method of accounting for policyholder dividends is based upon dividends credited annually to policyholders on their policy anniversary date plus the change from the prior period on one year’s projected dividend liability on policies in force at the statement date. Source data is produced from the cedant’s policy administration system. The amount of dividend expense incurred for the year ended December 31, 2025 and the year ended December 31, 2024 was $91 and $92, respectively. There was no additional income allocated to participating policyholders.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at death and returns any portion of the final premium paid beyond the month of death.  Surrender values are not promised in excess of the legally computed reserves. As of December 31, 2025 and 2024, the Company had $1,878,577 and $1,856,666, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Substandard Policies

Extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves for universal life policies include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% and 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

Extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity, variable life insurance, and pension contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks. Such fees are included in investment management and administration fees from separate accounts in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under VM-21. However, the adoption of VM-21 did not have an impact as these contracts are 100% ceded.

Transfers from Separate Accounts Due or Accrued and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed minimum death benefit (GMDB) charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserve cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Closed Block

The Company established and began operating a closed block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of the Company’s demutualization on October 16, 1995.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The purpose of the closed block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. The closed block will continue to be in effect until none of the closed block policies is in force, except in the event that the Massachusetts Commissioner of Insurance consents to an earlier termination. The Company allocated to the closed block assets in an amount that is expected to produce cash flows which, together with future revenues from the closed block, are reasonably sufficient to support the closed block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales as payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the closed block will be set accordingly.

Effective December 1, 2015, the Company entered into a coinsurance agreement whereby it ceded substantially all risk in the closed block. The net retained closed block balances and activity are included in the Company’s financial statements. A presentation of the entire closed block financial schedules are included in footnote 18 of the financial statements.

Dividends to Policyholders

Prior to demutualization, the Company issued certain life, health and annuity insurance policies that contained dividend payment provisions which enabled the policyholder to participate in the earnings of the Company. The amount of policyholders’ dividends to be paid was determined annually by the Board of Directors. The aggregate amount of policyholders’ dividends was related to the actual interest, mortality, morbidity, and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life policies, individual annuity, and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the remaining block. Prior to demutualization, the Company ceased issuance of participating policies.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

Affiliated Entities and Related Parties

The Company recognizes entities which are under common control as affiliated entities consistent with SSAP No. 25 - Affiliates and Other Related Parties guidance. In addition, entities in which the company or affiliated companies own at least 10% of the voting interests are considered to be related parties even if there is no control or affiliation, and are disclosed consistent with related party disclosure guidelines in SSAP No. 25 guidance.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Recently Adopted Accounting Standards

In August, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 51 – Life Contracts which reflects different reversing methodologies in VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, and principle-based reserve (PBR) requirements. The Company has adopted these changes for the 2025 annual reporting period.

In March, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 1 – Accounting Policies, Risks & Uncertainties, and Other Disclosures which provided additional specifications on how modco/funds withheld assets should be captured as restricted assets and requires all restricted assets to be reported in a single table. The Company has adopted these changes for the annual 2025 reporting period.

In February, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 56 – Book Value Separate Accounts which clarify measurement method and transfer guidance for how transfers to/from the general account and separate account should be recognized. The Company has adopted these changes for the annual 2025 reporting period.

In August, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 15 - Debt and Holding Company Obligations to incorporate, with modification, the ASU 2023-06 disclosure requirements for unused commitments and lines of credit, extending the guidance to both short-term and long-term arrangements. The Company has adopted these changes for the 2025 annual reporting period.

In March, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 21R - Other Admitted Assets which provides guidance for debt securities that do not qualify as bonds under the Principles-Based Bond definition and measurement method guidance for all residual interests regardless of legal form, with a January 1, 2025 effective date. The Company has adopted accounting and presentation changes for the annual 2025 reporting period.

In August & March, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to expand and amend guidance on New Markets Tax Credit Project within SSAP No. 93 - Low-Income Housing Tax Credit Property Investments to include all tax credit investments regardless of structure and type of state or federal tax credit program. Revisions to SSAP No. 94R - Transferable and Non-Transferable Stat Tax credits expand and amend guidance to include both purchased state and federal tax credits. The Company has adopted these changes for the annual 2024 reporting period.

In February, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 21R - Other Admitted Assets which incorporates a collateral loan disclosure that details admitted and nonadmitted collateral loans with the underlying collateral supporting the loan. The Company has adopted this disclosure change as appropriate.

In January, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance which provides guidance for the specific 2023 liquidation of U.S. based life reinsurer Scottish Re. The Company has adopted accounting and presentation changes to balances from this reinsurer as appropriate.

In December, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 – Unaffiliated Common Stock and SSAP No. 32 – Preferred Stock to address residual tranche investments which may be reported as preferred stock and common stock. Also, in September, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 48 – Joint Ventures, Partnerships, and Limited Liability Companies to address residual tranche investments which may be reported as equity method investments. These clarifications state that structures that are in-substance residual interests will be reported residual tranche investments. The Company has adopted these changes for the annual 2023 reporting period.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

In October, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 20 – Nonadmitted Assets and SSAP No. 21R – Other Admitted Assets to clarify guidance on collateral loan accounting and reporting. The adopted revisions clarify that all collateral assets must qualify as admitted invested assets if they were owned directly and provides additional details about documentation required for the collateral assets. The Company has adopted these changes for the annual 2023 reporting period, and updated policies and procedures as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 34 – Investment Income Due and Accrued, which requires new disclosure around aggregate paid-in-kind (PIK) interest included in asset balances. The Company has included such disclosures in 2023 financial statements as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 7 – Asset Valuation and Interest Maintenance Reserve which allows for the temporary admittance of a net negative interest maintenance reserve (IMR). Outlined in INT 23-01T, this guidance allows the admittance of negative IMR up to 10% of adjusted capital and surplus and provides additional accounting and reporting guidance. Pending any future adoptions, this interpretation will be automatically nullified on January 1, 2027. The Company has adopted these changes for the annual 2023 reporting period.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP 43R – Loan-Backed and Structured Securities which add collateralized loan obligations (CLOs) to financial modeling guidance and provide clarification that CLOs are not captured as legacy securities. This guidance aligns with changes adopted by the NAIC’s Valuation of Securities Task Force in February, 2023. The Company has adopted these changes for the annual 2023 reporting period and there is no significant impact on the financial statements.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R – Bonds, SSAP No. 43R – Loan-Backed and Structured Securities and SSAP No. 21R – Other Admitted Assets which establishes a new principles-based definition of a bond for statutory reporting. The Company has adopted these changes for the annual 2025 reporting period. The impacts of the transition are included in the Change in Accounting Principle section below.

Change in Accounting Principle

In 2025, the Company reviewed and evaluated their bond portfolios as part of the Principles based Bond Definition Project. The Company reclassified certain investments that did not meet the new Principle Based Bond Definition, from bonds to other invested assets. The aggregate book adjusted carrying value after transition for all securities reclassified out of the bond category is $34,646. As a result of the reclassification, certain investments are carried at the lower of amortized cost or fair value as of January 1, 2025, whereas they had been carried at amortized cost as of December 31, 2024. The aggregate book adjusted carrying value of investments which were subject to this change in measurement basis is 4,935. The aggregate reduction in surplus due to reclassified investments which are now carried at the lower of amortized cost or fair value is $1,149. Effective January 2025, SSAP21, Other Admitted Assets was updated to reflect new accounting requirements for residual tranche investments.  The Company has adopted that guidance, and has elected the allowable earned yield method for its residual tranche investments.

Correction of Errors

During 2024, the company discovered reporting errors for the prior year balances resulting in a $1 increase in insurance taxes, licenses, and fees. As a result, $1,079 of state income tax payable were written off. The impact of this error has been reported as an adjustment to opening surplus per SSAP No. 3, Accounting Changes and Corrections of Errors, paragraph 10, which states: “Correction of errors in previously issued financial statements shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.” The Company does not believe these errors are significant to capital and surplus at December 31, 2024, or in prior years.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book/Adjusted Carrying Value and Fair Values

The book/adjusted carrying value and fair value of investment in long term bonds, short-term (excludes non-bond investments of $0) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $308,279) are as follows:

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
U.S. government obligations	$337,255	$—	$(81,277)	$255,978
Other U.S. government obligations	28,324	397	(1,371)	27,350
Non-U.S. sovereign jurisdiction securities	26,757	—	(3,234)	23,523
Municipal Bonds - general obligations (direct & guaranteed)	43,107	383	(3,844)	39,646
Municipal bonds - special revenue	133,553	521	(12,382)	121,692
Project finance bonds issues by operating entities	424,252	9,474	(165)	433,561
Corporate bonds	4,764,369	57,014	(213,084)	4,608,299
Single entity backed obligations	19,287	1,127	(17)	20,397
SVO-identified bond exchange traded funds - fair value	33,241	—	—	33,241
Total issuer credit obligations	$5,810,145	$68,916	$(315,374)	$5,563,687

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Financial asset-backed securities - self-liquidating	$2,580,231	$41,005	$(8,316)	$2,612,921
Financial asset-backed securities - not self-liquidating	93,074	384	(2,363)	91,095
Non-financial asset-backed securities	497,558	10,191	(5,214)	502,536
Total asset-backed securities	$3,170,863	$51,580	$(15,893)	$3,206,552

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Long term bonds:
United States government and agencies	$789,268	$—	$(97,202)	$692,066
State and political subdivisions	281,775	3,704	(22,220)	263,259
Foreign government	62,156	2,877	(3,859)	61,174
Corporate securities	4,410,546	29,562	(272,144)	4,167,964
Hybrid	35,576	724	(1,902)	34,398
Parent, subsidiaries and affiliates	1,442,028	16,242	(12,038)	1,446,232
Asset-backed securities	571,981	4,658	(1,406)	575,233
Commercial mortgage-backed securities	659,497	15,160	(2,765)	671,892
Residential mortgage-backed securities	776,768	16,797	(4,275)	789,290
Total long term bonds	9,029,595	89,724	(417,811)	8,701,508
Short-term bonds	18,565	9	(82)	18,492
Cash equivalent bonds	—	—	—	—
Total long term, short-term and cash equivalent bonds	$9,048,160	$89,733	$(417,893)	$8,720,000

At December 31, 2025 and 2024, respectively, 95.7% and 96.4% of debt securities were rated by the NAIC as investment grade (1 or 2 by the NAIC).

The book/adjusted carrying value and fair value of bonds by contractual maturity at December 31, 2025 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in their own distinct category.

	Book / Adjusted Carrying Value	Fair Value
Due in one year or less	$55,327	$55,584
Due after one year through five years	421,583	429,530
Due after five years through ten years	386,362	391,238
Due after ten years	4,946,872	4,687,335
Mortgage-backed and asset-backed securities	3,170,864	3,206,552
Total	$8,981,008	$8,770,239

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2025	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Category
U.S. government security obligations	$1,918	$(26)	$254,060	$(81,251)	$255,978	$(81,277)
Other U.S. government obligations	5,185	(37)	13,313	(1,334)	18,498	(1,371)
Non-U.S. sovereign jurisdiction securities	—	—	23,523	(3,234)	23,523	(3,234)
Municipal bonds - general obligations (direct & guaranteed)	—	—	29,316	(3,844)	29,316	(3,844)
Municipal bonds - special revenue	3,011	(43)	81,537	(12,339)	84,548	(12,382)
Project finance bonds issues by operating entities	33,102	(165)	—	—	33,102	(165)
Corporate bonds	1,747,366	(34,529)	977,669	(178,555)	2,725,035	(213,084)
Mandatory convertible bonds	—	—	—	—	—	—
Single entity backed obligations	—	—	332	(17)	332	(17)
Total issuer credit obligations	$1,790,582	$(34,800)	$1,379,750	$(280,574)	$3,170,332	$(315,374)

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2025	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Category:
Financial asset-backed securities - self-liquidating	$426,438	$(5,002)	$102,949	$(3,314)	$529,387	$(8,316)
Financial asset-backed securities - not self-liquidating	16,253	(567)	51,477	(1,796)	67,730	(2,363)
Non-financial asset-backed securities	47,162	(4,696)	9,694	(518)	56,856	(5,214)
Total asset-backed securities	$489,853	$(10,265)	$164,120	$(5,628)	$653,973	$(15,893)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2024	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Long term bonds:
United States government and agencies	$688,388	$(97,009)	$3,678	$(192)	$692,066	$(97,201)
State and political subdivision	29,839	(623)	136,954	(21,597)	166,793	(22,220)
Foreign government	1,652	(1)	23,259	(3,858)	24,911	(3,859)
Corporate securities	1,894,350	(68,941)	1,079,155	(203,201)	2,973,505	(272,142)
Hybrid	—	—	16,630	(1,902)	16,630	(1,902)
Parent, subsidiaries and affiliates	232,521	(8,380)	54,032	(3,658)	286,553	(12,038)
Asset-backed securities	121,094	(629)	37,591	(777)	158,685	(1,406)
Commercial mortgage-backed securities	29,286	(397)	18,373	(2,368)	47,659	(2,765)
Residential mortgage-backed securities	69,681	(894)	36,249	(3,382)	105,930	(4,276)
Total long term bonds	$3,066,811	$(176,874)	$1,405,921	$(240,935)	$4,472,732	$(417,809)
Short-term bonds	6,916	(83)	—	—	6,916	(83)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$3,073,727	$(176,957)	$1,405,921	$(240,935)	$4,479,648	$(417,892)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized cost basis is recovered.

As of December 31, 2025 and 2024, the number of securities in an unrealized loss position for over 12 months consisted of 366 and 445, respectively.

In the course of the Company’s asset management, no securities have been sold or reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities".

The Company’s 5GI securities as of December 31, 2025 and 2024, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBASS - AC	—	14	—	34,558	—	33,409
Total	—	14	—	34,558	—	33,409

AC – Amortized cost

BACV – Book adjusted carrying value

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2025
Residential mortgage-backed securities	$6,053	$4,719	$5,106	$—
Total	$6,053	$4,719	$5,106	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2024
Residential mortgage-backed securities	$7,258	$5,920	$7,997	$—
Total	$7,258	$5,920	$7,997	$—

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

	Year Ended December 31,
	2025	Percentage
2026	$245,012	6.89%
2027	1,100,387	30.96%
2028	23,110	0.65%
2029	167,598	4.72%
2030 and thereafter	2,018,396	56.78%
Total	$3,554,503	100.00%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Impairments

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower’s ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, the impaired value may be based on a loan’s observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan’s impaired value and its current carrying value. Additional allowance amounts established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company’s portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

During 2025, the Company established a specific allowance of $425 on 2 high-risk commercial mortgage loans as a result of re-underwriting process by the KKR Real Estate Credit team. During 2024, the Company did not establish any specific allowance on high-risk commercial mortgage loans.

During 2025, the Company recognized total impairments of $510 on mortgage loans all of which was recorded as a reduction to the carrying value of loans. During 2024, the Company recognized total impairments of $0 on mortgage loans all of which was recorded as a reduction to the carrying value of loans.

Regions and Type

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2025	Percentage	2024	Percentage
East North Central	$38,573	1.09%	$46,184	1.25%
East South Central	34,758	0.98%	38,515	1.04%
Middle Atlantic	357,315	10.05%	384,373	10.39%
New England	51,914	1.46%	63,717	1.72%
Pacific	699,695	19.68%	720,115	19.47%
South Atlantic	735,507	20.69%	850,617	23.00%
Mountain	234,249	6.59%	269,345	7.28%
West North Central	13,187	0.37%	17,445	0.47%
West South Central	367,260	10.33%	379,505	10.26%
Various	1,022,044	28.76%	928,215	25.12%
Total	$3,554,502	100.00%	$3,698,031	100.00%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The mortgage loans by type are as follows:

	Year Ended December 31,
	2025	Percentage	2024	Percentage
Office building	$504,969	14.21%	$412,328	11.15%
Retail	29,849	0.84%	23,509	0.64%
Industrial	631,085	17.75%	787,737	21.31%
Apartment / Multifamily	2,201,839	61.95%	2,457,853	66.46%
Self storage	—	0.00%	8,656	0.23%
Other	186,760	5.25%	7,948	0.21%
Total	$3,554,502	100.00%	$3,698,031	100.00%

In 2025 the minimum and maximum rates of interest received for commercial and residential loans were 3.0% and 11.0%. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.0%. There were no taxes, assessments or other amounts advances that were not included in the mortgage total.

Derivative and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company's derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk, and foreign currency exchange rate risk. The Company limits its net exposure to equity market risk by entering into equity index futures. The Company uses cross currency swaps and currency forwards to hedge currency risk. The Company utilizes interest rate swaps to hedge exposure to interest rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties. The Company limits the general business risk by entering into equity index futures. The total carrying values of derivative assets were $1,348 and $21,106 as of December 31, 2025 and 2024, respectively.

The Company has designated cash flow hedge interest rate swaps to hedge the interest rate risk associated with floating rate investments and fair value hedge cross currency swaps to hedge the foreign currency risk associated with foreign currency-denominated bonds. The derivatives that hedge those assets are valued in a manner consistent with the underlying hedged item, which are carried at amortized cost. The Company also enters into the derivatives that do not qualify for hedge accounting under SSAP 86, including currency forwards, cross currency swaps, and equity index future as economic hedges. These derivatives are accounted for under the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $(24,441) as of December 31, 2025. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collateral of $760 from counterparties as of December 31, 2025. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The fair value of the derivative assets and liabilities by risk hedged were as follows:

As of December 31, 2025

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$—	$—	$4,136
Currency	2,596	20,567	417,844
Interest Rates	3,542	—	115,000
Gross fair value of derivative instruments	$6,138	$20,567	$536,980

Offset per SSAP No. 64	(4,790)	(4,790)
Net Fair value included within derivatives	$1,348	$15,777

As of December 31, 2024

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$—	$—	$594
Currency	17,815	198	444,123
Interest Rates	3,489	—	115,000
Gross fair value of derivative instruments	$21,304	$198	$559,717

Offset per SSAP No. 64	(198)	(198)
Net Fair value included within derivatives	$21,106	$—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instrument were as follows:

As of December 31, 2025

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity index options	$—	$—	$—
Currency Swaps / Forwards	2,597	20,567	417,844
Interest Rate Swaps	3,542	—	115,000
Futures	—	—	4,136
Gross fair value of derivative instruments	$6,139	$20,567	$536,980

Offset per SSAP No. 64	(4,790)	(4,790)
Net Fair value included within derivatives	$1,349	$15,777

As of December 31, 2024

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity index options	$—	$—	$—
Currency Swaps / Forwards	17,815	198	444,123
Interest Rate Swaps	3,489	—	115,000
Futures	—	—	594
Gross fair value of derivative instruments	$21,304	$198	$559,717

Offset per SSAP No. 64	(198)	(198)
Net Fair value included within derivatives	$21,106	$—

The derivative gains and losses by investment were as follows:

As of December 31, 2025

Derivative Instruments	Amount of Realized Gain / (Loss) on Derivatives	Amount of Unrealized Gain / (Loss) on Derivatives
Equity index options	$—	$—
Currency Swaps / Forwards	(5,195)	35,812
Interest Rate Swaps	(627)	(53)
Futures	(764)	(21)
Total gains (losses)	$(6,586)	$35,738

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

As of December 31, 2024

Derivative Instruments	Amount of Realized Gain / (Loss) on Derivatives	Amount of Unrealized Gain / (Loss) on Derivatives
Equity index options	$—	$—
Currency Swaps / Forwards	2,220	17,272
Interest Rate Swaps	(3,694)	3,489
Futures	119	(33)
Total gains (losses)	$(1,355)	$20,728

The Company’s off balance sheet credit risk is the risk of nonperformance by OTC counterparties. The Company limits this risk by utilizing and managing collateral according to a Credit Support Annex agreement (CSA). The company negotiates the CSA agreement with each highly rated counterparty prior to trading. Collateral is managed to CSA standards by the Company’s derivative custodian.

As of December 31, 2025, the Company had collateral cash on deposit with its custodian with a fair value of $760.

Other Investments

Other Invested Assets

Other invested assets on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consist of interests in partnerships, term notes and loans and receivable for bonds and other securities. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2025	2024
Collateral loans	$96,082	$133,747
Partnerships	5,445	6,379
Receivable for bonds and stocks	7,613	2,171
Investments - bonds (non-qualifying)	40,735	—
Other	85	—
Residual tranches	113,076	111,194
Total	$263,036	$253,491

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Collateral Loans

	Year ended December 31,
	2025
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted
Mortgage loans - unaffiliated	$81,126	$81,126	$—
Joint ventures, partnerships, and LLCs - unaffiliated	14,956	14,956	—
Total	$96,082	$96,082	$—

	Year ended December 31,
	2024
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted
Mortgage loans - unaffiliated	$104,644	$104,644	$—
Joint ventures, partnerships, and LLCs - unaffiliated	29,103	29,103	—
Total	$133,747	$133,747	$—

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2025	2024
Cash and cash equivalents	$345,040	$493,073
Short-term investments	874	26,395
Total	$345,914	$519,468

Restricted Assets

The Company has securities on deposit with various state and governmental authorities. The statement value of these securities as of December 31, 2025 and 2024 was $12,043 and $12,134, respectively. Additionally, the statement value as of December 31, 2025 of assets held under modco reinsurance agreements and assets held under funds withheld reinsurance agreements were $9,774,645 and $1,373,227, respectively.

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and related capital gains and losses were as follows:

	Year Ended December 31,
	2025	2024
Proceeds	$2,529,161	$8,035,869

Gross realized gains	22,189	163,104
Gross realized losses	(62,336)	(14,114)
Total net realized gains/(losses)	$(40,147)	$148,990

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Major categories of net investment income are summarized below:

	Year Ended December 31,
	2025	2024
Bonds	$527,406	$575,146
Stocks	276	236
Policy loans	30,289	32,455
Cash equivalents and short-term investments	15,853	46,028
Mortgage loans	250,496	186,622
Derivatives	1,914	603
Other invested assets	32,409	15,878
Miscellaneous income	1,418	765
Gross investments income	860,061	857,733
Less investment expenses	47,239	45,530
Net investment income before IMR amortization	812,822	812,203
IMR amortization	(4,404)	(4,368)
Net investment income after IMR amortization	$808,418	$807,835

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2025 and 2024.

The Company did not have any due and accrued amounts over 90 days past due to exclude from surplus at December 31, 2025 and 2024, respectively.

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance is $45,239 as of December 31, 2025.

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

	Year Ended December 31,
	2025	2024
Realized gains (losses)
Bonds	$(40,943)	$144,111
Derivatives	4,725	1,994
Mortgages	1,148	(1,330)
Other invested assets	(5,931)	—
Miscellaneous realized gain/loss	1,480	—
Cash, cash equivalents and short-term investments	—	497
Total realized gains (losses) on investments	(39,521)	145,272
Less amount transferred to IMR (net of related taxes of $7,972 in 2025 and ($30,534) in 2024)	(29,991)	114,865
Total realized gains (losses) on investments	(9,529)	30,407
Federal income tax expense (benefit)	154	30,685
Net realized gains (losses)	$(9,683)	$(278)

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Unrealized Capital Gain (Loss)	Foreign Exchange Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)
Bonds	$655	$8,914	$(707)
Stocks	—	—	—
Derivative instruments	21	(35,812)	(33)
Mortgages	(425)	24,015
Other invested assets	(16,189)	(41)	(1,840)
Total change in unrealized gains (losses)	(15,938)	(2,924)	(2,580)
Capital gains tax expense (benefit)	(2,344)	—	1,943
Change in unrealized gains (losses), net of taxes	$(13,594)	$(2,924)	$(4,523)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality, weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and, with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized $981 and $66 losses for OTTI charges on invested assets at December 31, 2025 and 2024.

There were no loan backed securities with a recognized OTTI held by the Company at December 31, 2025 and 2024, with the present value of cash flows expected to be less than amortized cost.

The following is the aggregate amount of unrealized losses and related fair value of impaired loan-backed securities (the fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss as of December 31, 2025 and 2024:

	December 31, 2025
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Loan-backed and structured securities	$657,552	$(10,083)	$157,437	$(6,198)	$814,988	$(16,280)

December 31, 2024
	Less than 12 Months		12 Months or More		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Loan-backed and structured securities	$708,048	$(12,532)	$98,317	$(7,006)	$806,365	$(19,538)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash, cash equivalents, and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

Financial Instruments Held at Fair Value

As of December 31, 2025, the Company’s assets carried at fair value consist of bonds, derivative instruments and separate account funds on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets
Derivatives	$—	$653	$—	$653
Separate account assets	682,541	—	—	682,541
Total assets at fair value	$682,541	$653	$—	$683,194

Financial Liabilities
Derivatives liabilities	—	18,556	—	18,556
Total liabilities at fair value	$—	$—	$—	$—

	Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets
Derivatives	$—	$21,106	$—	$21,106
Separate account assets	121,401	—	—	121,401
Total assets at fair value	$121,401	$21,106	$—	$142,507

Financial Liabilities
Derivatives liabilities	—	—	—	—
Total liabilities at fair value	$—	$—	$—	$—

Transfers Into or Out of Level 3

Overall, transfers into and/or out of level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not hold any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2025.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2025
Financial Assets
Bonds	$8,769,366	$8,980,134	$33,241	$6,694,060	$2,042,065	$—
Common stock	5,000	5,000	—	—	5,000	—
Separate account assets	682,541	682,541	682,541	—	—	—
Short-term investments	872	874	—	872	—	—
Cash and cash equivalents	345,040	345,040	345,040	—	—	—
Mortgage loans	3,568,040	3,554,502	—	—	3,568,040	—
Derivatives	(5,012)	1,348	—	(5,012)	—	—
Other invested assets	275,870	257,755	7,613	1,453	266,804	5,281	*
Policy loans	552,334	552,334	—	—	552,334	—

Financial Liabilities
Derivative liabilities	19,428	15,777	—	19,428	—	—
Other contract deposit funds	16,938	16,938	—	—	16,938

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2024
Financial Assets
Bonds	$8,701,508	$9,029,595	$—	$6,843,110	$1,858,398	$—
Common stock	5,000	5,000	—	—	5,000	—
Separate account assets	121,401	121,401	121,401	—	—	—
Short-term investments	26,322	26,395	—	18,492	7,830	—
Cash and cash equivalents	493,072	493,072	493,072	—	—	—
Mortgage loans	3,706,923	3,698,031	—	—	3,706,923	—
Derivatives	21,106	21,106	—	21,106	—	—
Other invested assets	281,994	247,112	2,171	—	279,823	6,415	*
Policy loans	551,782	551,782	—	—	551,782	—

Financial Liabilities
Derivative liabilities	—	—	—	—	—	—
Other contract deposit funds	19,372	19,372	—	—	19,372

* Not practicable as there are no available quoted market prices for these assets.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying value:

	December 31,
	2025		2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Short-term investments	$874	$872	$26,395	$26,322
Common stock	5,000	5,000	5,000	5,000
Bonds	8,980,134	8,769,366	9,029,595	8,701,509
Mortgage loans	3,554,502	3,568,040	3,698,031	3,706,923
Other invested assets	257,755	275,870	247,111	281,994
Policy loans	552,334	552,334	551,782	551,782
Cash and equivalents	345,040	345,040	493,072	493,072
Total	$13,695,639	$13,516,522	$14,050,986	$13,766,602

Financial Liabilities
Premium deposit funds	$238,951	$272,349	$246,741	$278,020
Other deposit funds	17,650	17,650	20,101	20,101
Total	$256,601	$289,999	$266,842	$298,121

5.	FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has the ability to conduct business activity (borrowings with the FHLB). It is part of the Company's strategy to utilize these funds as a key source of liquidity and to promote liability- driven duration management. The Company has determined the actual/estimated maximum borrowing capacity as $1,260,148. The Company calculated this amount in accordance with current and potential acquisitions of FHLB capital stock.

	December 31, 2025	December 31, 2024
FHLB stock purchased/owned as part of the agreement	$5,000	$5,000
Funding capacity currently available	1,260,148	1,214,000
Agreement assets and liabilities
General account assets	5,000	5,000
General account liabilities	—	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

6.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/ (Liability)

The components of the net deferred tax asset /liability at December 31, 2025 and 2024 and the change is comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross deferred tax assets	$151,903	$17,484	$169,387
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	151,903	17,484	169,387
Deferred tax assets nonadmitted	100,543	—	100,543
Subtotal net admitted deferred tax asset	51,360	17,484	68,844
Gross deferred tax liabilities	39,490	10,073	49,563
Net admitted deferred tax asset / (liability)	$11,870	$7,411	$19,281

	December 31, 2024
	Ordinary	Capital	Total
Gross deferred tax assets	$156,173	$7,559	$163,732
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	156,173	7,559	163,732
Deferred tax assets nonadmitted	105,619	5,291	110,910
Subtotal net admitted deferred tax asset	50,554	2,268	52,822
Gross deferred tax liabilities	34,966	—	34,966
Net admitted deferred tax asset / (liability)	$15,588	$2,268	$17,856

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$(4,270)	$9,925	$5,655
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(4,270)	9,925	5,655
Deferred tax assets nonadmitted	(5,076)	(5,291)	(10,367)
Subtotal net admitted deferred tax asset	806	15,216	16,022
Gross deferred tax liabilities	4,524	10,073	14,597
Net admitted deferred tax asset / (liability)	$(3,718)	$5,143	$1,425

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss and tax credit carry-forwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carry-back and carry-forward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies. There were no tax planning strategies used related to reinsurance.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	11,870	7,411	19,281
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	42,279	7,411	49,690
Adjusted gross deferred tax assets allowed per limitation			19,281
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	39,490	10,073	49,563
Deferred tax assets admitted as the result of application of SSAP No. 101	$51,360	$17,484	$68,844

	December 31, 2024
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	15,589	2,267	17,856
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	32,990	2,267	35,257
Adjusted gross deferred tax assets allowed per limitation			17,856
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	34,965	—	34,965
Deferred tax assets admitted as the result of application of SSAP No. 101	$50,554	$2,267	$52,821

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	(3,719)	5,144	1,425
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,289	5,144	14,433
Adjusted gross deferred tax assets allowed per limitation			1,425
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	4,525	10,073	14,598
Deferred tax assets admitted as the result of application of SSAP No. 101	$806	$15,217	$16,023

Other Admissibility Criteria

	December 31,
	2025	2024
Ratio percentage used to determine recovery period	916.80%	829.55%
Ratio percentage used to determine recovery period and threshold limitation amount	$244,726	$200,593

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Impact of tax planning strategies

	December 31, 2025
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted Gross DTAs	$151,903	$17,484	$169,387
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(4.9)%	42.4%	0%
Net Admitted Adjusted Gross DTAs	51,360	17,484	68,844
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	(14.4)%	42.4%	0%

	December 31, 2024
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted Gross DTAs	$156,173	$7,559	$163,732
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.2%	30%	1.5%
Net Admitted Adjusted Gross DTAs	50,554	2,268	52,822
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.5%	100%	4.8%

	Change
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted Gross DTAs	$(4,270)	$9,925	$5,655
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(5.1)%	12.4%	(1.5)%
Net Admitted Adjusted Gross DTAs	806	15,216	16,022
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	(14.9)%	(57.6)%	(4.8)%

There are no temporary differences for which deferred tax liabilities are not recognized.

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	2025	2024
Federal income tax expense (benefit) on operations	$(8,875)	$(54,256)
Federal income tax (benefit) on net capital gains	154	30,685
Current year income tax expense/(benefit)	$(8,721)	$(23,571)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2025	2024	Change
Deferred tax assets
Policyholder reserves	$30,508	$28,091	$2,417
Deferred acquisition costs	102,073	112,616	(10,543)
Policyholders dividends accrual	1,540	1,668	(128)
Receivables - nonadmitted	394	486	(92)
Ceding Commission	11,573	12,760	(1,187)
Investments	5,530	—	5,530
Other	285	552	(267)
Total gross ordinary deferred tax assets	$151,903	$156,173	$(4,270)
Nonadmitted	100,543	105,619	(5,076)
Admitted ordinary deferred tax assets	$51,360	$50,554	$806

Capital	—	—	—
Investments	540	7,559	(7,019)
Net capital loss carry-forward	16,944	—	16,944
Total gross capital deferred tax assets	17,484	7,559	9,925
Nonadmitted	—	5,291	(5,291)
Admitted capital deferred tax assets	$17,484	$2,268	$15,216
Admitted deferred tax asset	$68,844	$52,822	$16,022

Deferred tax liabilities
Investments	$37,519	$31,559	$5,960
Deferred and uncollected premium	215	357	(142)
Policyholder reserves	—	1,294	(1,294)
Other	—	—	—
Acquired reserve basis	1,756	1,756	—
	$39,490	$34,966	$4,524

Capital	$—	$—	$—
Investments	10,073	—	10,073
	$10,073	$—	$10,073

Deferred tax liabilities	$49,563	$34,966	$14,597

Net deferred tax assets	$19,281	$17,856	$1,425

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and non-admitted)	$151,903	$17,484	$169,387	$156,173	$7,559	$163,732	$5,655
Total deferred tax liabilities	39,490	10,073	49,563	34,966	—	34,966	14,597
Net deferred tax assets/ (liabilities)	$112,413	$7,411	$119,824	$121,207	$7,559	$128,766	$(8,942)
Tax effect of unrealized (gains) / losses							(2,344)
Tax effect of balance sheet only adjustments							—
Change in net deferred income tax							$(11,286)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2025
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$12,789	$2,686	21.00%
IMR	(1,543)	(324)	(2.53)%
Ceding commission	(13,971)	(2,934)	(22.94)%
Return to provision true up (permanent)	(7,081)	(1,487)	(11.63)%
Tax Credits	(1,190)	(250)	(1.95)%
Tax on non-admitted assets	438	92	0.72%
DREs	15,100	3,171	24.79%
Nontaxable income	(143)	(30)	(0.23)%
Deferred validation	—	—	—%
Subpart F inclusion	—	4,048	31.65%
Other permanent adjustments	(11,467)	(2,408)	(18.83)%
Total	$(7,068)	$2,564	20.05%

Federal income taxes incurred		(8,875)	(69.39)%
Realized capital gains (losses) tax		153	1.20%
Change in net deferred income taxes		11,286	88.24%
Total statutory income tax expense / (benefit)		$2,564	20.05%

	December 31, 2024
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$7,256	$1,524	21.00%
IMR	11,233	2,359	32.51%
Ceding commission	(15,057)	(3,162)	(43.58)%
Return to provision true up (permanent)	38	8	0.11%
Tax Credits	(1,314)	(276)	(3.80)%
Tax on non-admitted assets	3,171	666	9.18%
DREs	(14,733)	(3,094)	(42.64)%
Nontaxable Income	(4,052)	(851)	(11.73)%
Deferred Validation	—	—	—%
Subpart F inclusion	7,043	1,479	20.38%
Other Permanent Adjustments	(519)	(109)	(1.50)%
Total	$(6,934)	$(1,456)	(20.07)%

Federal income taxes incurred		(54,256)	(747.74)%
Realized capital gains (losses) tax		30,685	422.89%
Change in net deferred income taxes		22,115	304.78%
Total statutory income tax expense / (benefit)		$(1,456)	(20.07)%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

At December 31, 2025, the Company has $0 in net operating loss carry-forwards, $0 in foreign tax credit carry-forwards and has $81M of capital loss carry-forwards.

As a result of the Tax Cuts and Jobs Act ("TCJA"), the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back); therefore, there are no available taxes for recoupment.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic Limited (Delaware), and its affiliates for the period ending December 31, 2025. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2025 and 2024, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2025 and 2024.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2020. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

On August 16, 2022, the Inflation Reduction Act (the “IRA”) was signed into law. The IRA enacted a new 15% corporate minimum tax (“CAMT”) on the "adjusted financial statement income" of certain large corporations, which became effective on January 1, 2023. As required under the authoritative guidance of ASC 740, Income Taxes, we reviewed the impact on income taxes due to the change in legislation and concluded there was no material impact to the financial statements for the years ended December 31, 2025 and 2024.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

On July 4, 2025, the One Big Beautiful Bill Act (the "OBBBA") was signed into law. We have evaluated the impact on income taxes due to the change in legislation and concluded there was no material impact to the financial statements for the year ended December 31, 2025.

7.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

The Company cedes on a coinsurance basis 100% of a block of variable annuity and life insurance business to Commonwealth Annuity. At December 31, 2025 and 2024, the Company ceded $25,293 and $27,549, respectively, in reserves pursuant to the aforementioned agreement.

Effective April 1, 2025, the Company entered into a reinsurance agreement with an affiliated party on a modified coinsurance basis where the company ceded $513,916 of separate account reserves as of December 31, 2025.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2025	2024
Coinsurance reserves	$16,380,532	$16,930,128
Modco reserves assumed	14,000,672	13,547,318

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2025	2024
Deduction from insurance liabilities including reinsurance recoverable on unpaid claims	$15,644,427	$16,121,973
Reinsurance recoverable on paid losses	14,278	18,706
Modco reserves ceded	13,627,496	12,701,867

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The effects of reinsurance premiums for the years ended December 31, were as follows:

	December 31,
	2025	2024
Life and accident and health insurance
Direct	$524,022	$39,350
Reinsurance assumed - non - affiliated	363,461	260,321
Reinsurance assumed - affiliated	—	—
Less: Reinsurance ceded - non - affiliated	(244,574)	(260,797)
Less: Reinsurance ceded - affiliated	(429,668)	87,156
Net premiums	$213,241	$126,030

As of December 31, 2025 and 2024 our net reserves pertaining to affiliate activity was ($14,795,783) and ($15,228,821), respectively. As of December 31, 2025 and 2024 our net modco reserves pertaining to affiliate activity was ($6,414,643) and ($5,725,100) respectively.

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company’s review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound. There was no allowance for uncollectible amounts at December 31, 2025 and 2024.

8.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2025 and 2024, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year Ended December 31,
	2025					2024
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Traditional life	$953	$75	$1,028	$(11)	$1,017	$1,448	$251	$1,699	$(83)	$1,616
Total	$953	$75	$1,028	$(11)	$1,017	$1,448	$251	$1,699	$(83)	$1,616

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

9.	ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As December 31, 2025, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2025
	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$623,513	$—	$—	$623,513	11.9%
At book value less surrender charge of 5% or more	22,283	—	—	22,283	0.4%
At fair value	—	—	19,063	19,063	0.4%
Total with adjustment or at market value	645,796	—	19,063	664,859	12.7%
At book value without adjustment (minimal or no charge or adjustment)	3,348,064	—	—	3,348,064	63.8%
Not subject to discretionary withdrawal	1,238,449	—	415	1,238,864	23.5%
Total (gross)	5,232,309	—	19,478	5,251,787	100.0%
Less: reinsurance ceded	4,101,259	—	—	4,101,259
Total (net)	$1,131,050	$—	$19,478	$1,150,528

Group Annuities:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$120	$—	$120	—%
At book value less surrender charge of 5% or more	15,758	—	—	15,758	0.4%
At fair value	—	—	43,296	43,296	1.2%
Total with adjustment or at market value	15,758	120	43,296	59,174	1.6%
At book value without adjustment (minimal or no charge or adjustment)	2,277,303	—	—	2,277,303	63.0%
Not subject to discretionary withdrawal	736,765	—	541,708	1,278,473	35.4%
Total (gross)	3,029,826	120	585,004	3,614,950	100.0%
Less: reinsurance ceded	2,746,274	—	—	2,746,274
Total (net)	$283,552	$120	$585,004	$868,676

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Total Deposit-type Contracts:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	4,080	4,080	0.8%
Total with adjustment or at market value	—	—	4,080	4,080	0.8%
At book value without adjustment (minimal or no charge or adjustment)	308,210	—	—	308,210	61.0%
Not subject to discretionary withdrawal	192,866	—	64	192,930	38.2%
Total (gross)	501,076	—	4,144	505,220	100.0%
Less: reinsurance ceded	244,476	—	—	244,476
Total (net)	$256,600	$—	$4,144	$260,744

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2025
	General Account	Separate Account	Total
Life, accident & health, and supplemental contracts with life contingencies	$1,671,202	$—	$1,671,202
Separate Accounts	—	608,745	608,745
Total annuity actuarial reserves and deposit liabilities	$1,671,202	$608,745	$2,279,947

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

As of December 31, 2025, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2025			Year Ended December 31, 2025
	General Account			Separate Account-Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$53,600	$62,573	$—	$—	$—
Universal Life	1,104,388	1,110,481	1,172,508	—	—	—
Universal Life with Secondary Guarantees	967,325	947,545	4,571,797	—	—	—
Indexed Universal Life with	98,816	97,990	85,887	—	—	—
Indexed Universal Life with Secondary Guarantees	296,836	294,493	915,811	—	—	—
Other permanent cash value life insurance	—	337,154	354,921	—	—	—
Variable Universal Life	593,649	593,591	464,488	56,134	56,134	53,217
Not subject to discretionary withdrawal or no cash value:
Term Policies without Cash Value	—	—	54,076	—	—	—
Accidental Death Benefits	—	—	313	—	—	—
Disability-Active Lives	—	—	1,789	—	—	—
Disability-Disabled Lives	—	—	3,351	—	—	—
Miscellaneous Reserves	—	—	1,193,441	—	—	3,137
Total (gross)	3,061,014	3,434,854	8,880,955	56,134	56,134	56,354
Less: reinsurance ceded	2,726,608	3,145,855	8,285,183	—	—	—
Total (net)	$334,406	$288,999	$595,772	$56,134	$56,134	$56,354

Reconciliation of total life & accident & health reserves

	Year Ended December 31, 2025
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$560,959	$53,217	$614,176
Accidental death benefit reserves	282	—	282
Disability-active lives reserves	138	—	138
Disability-disabled lives reserves	239	—	239
Miscellaneous reserves	34,154	3,137	37,291
Total life and accident & health reserves	$595,772	$56,354	$652,126

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

As December 31, 2024, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2024
	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$446,694	$—	$—	$446,694	8.0%
At book value less surrender charge of 5% or more	35,678	—	—	35,678	0.6%
At fair value	—	—	20,264	20,264	0.4%
Total with adjustment or at market value	482,372	—	20,264	502,636	9.0%
At book value without adjustment (minimal or no charge or adjustment)	3,726,560	—	—	3,726,560	66.6%
Not subject to discretionary withdrawal	1,363,561	—	347	1,363,908	24.4%
Total (gross)	5,572,493	—	20,611	5,593,104	100.0%
Less: reinsurance ceded	4,567,639	—	—	4,567,639
Total (net)	$1,004,854	$—	$20,611	$1,025,465

Group Annuities:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$116	$—	$116	—%
At book value less surrender charge of 5% or more	1,799	—	—	1,799	0.1%
At fair value	—	—	43,361	43,361	1.3%
Total with adjustment or at market value	1,799	116	43,361	45,276	1.4%
At book value without adjustment (minimal or no charge or adjustment)	2,506,540	—	—	2,506,540	75.0%
Not subject to discretionary withdrawal	788,949	—	706	789,655	23.6%
Total (gross)	3,297,288	116	44,067	3,341,471	100.0%
Less: reinsurance ceded	2,987,207	—	—	2,987,207
Total (net)	$310,081	$116	$44,067	$354,264

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Total Deposit-type Contracts:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	3,262	3,262	0.6%
Total with adjustment or at market value	—	—	3,262	3,262	0.6%
At book value without adjustment (minimal or no charge or adjustment)	316,054	—	—	316,054	56.3%
Not subject to discretionary withdrawal	241,816	—	—	241,816	43.1%
Total (gross)	557,870	—	3,262	561,132	100.0%
Less: reinsurance ceded	291,028	—	—	291,028
Total (net)	$266,842	$—	$3,262	$270,104

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2024
	General Account	Separate Account With Guarantee	Total
Life, accident & health, and supplemental contracts with life contingencies	$1,581,777	$—	$1,581,777
Separate Accounts	—	68,056	68,056
Total annuity actuarial reserves and deposit liabilities	$1,581,777	$68,056	$1,649,833

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

As December 31, 2024, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2024			Year Ended December 31, 2024
	General Account			Separate Account-Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$56,597	$68,132	$—	$—	$—
Universal Life	1,165,494	1,171,767	1,261,768	—	—	—
Universal Life with Secondary Guarantees	1,006,110	971,590	4,456,918	—	—	—
Indexed Universal Life with	101,971	100,722	88,244	—	—	—
Indexed Universal Life with Secondary Guarantees	298,532	294,299	889,981	—	—	—
Other permanent cash value life insurance	—	353,190	369,373	—	—	—
Variable Universal Life	594,154	593,996	448,793	52,086	52,086	49,279
Not subject to discretionary withdrawal or no cash value:
Term Policies without Cash Value	—	—	65,346	—	—	—
Accidental Death Benefits	—	—	335	—	—	—
Disability-Active Lives	—	—	2,085	—	—	—
Disability-Disabled Lives	—	—	3,840	—	—	—
Miscellaneous Reserves	—	—	681,181	—	—	2,998
Total (gross)	3,166,261	3,542,161	8,335,996	52,086	52,086	52,277
Less: reinsurance ceded	2,805,770	3,226,620	7,751,230	—	—	—
Total (net)	$360,491	$315,541	$584,766	$52,086	$52,086	$52,277

Reconciliation of total life & accident & health reserves

	Year Ended December 31, 2024
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$557,163	$49,279	$606,442
Accidental death benefit reserves	300	—	300
Disability-active lives reserves	161	—	161
Disability-disabled lives reserves	264	—	264
Miscellaneous reserves	26,878	2,998	29,876
Total life and accident & health reserves	$584,766	$52,277	$637,043

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

10.	ACCIDENT AND HEALTH POLICY AND CLAIMS LIABILITIES

On January 2, 2009, The Hanover Insurance Group, Inc. (THG) sold all the outstanding shares of capital stock of the Company to Commonwealth Annuity pursuant to a Stock Purchase Agreement entered into on July 30, 2008. Additionally, coincident with the sale transaction, the Company and the Hanover Insurance Company (HIC) entered into a reinsurance contract whereby HIC assumed the Company’s accident and health insurance business through a 100% coinsurance agreement. The Company did not have any policy and claims liabilities related to its accident and health business net of reinsurance at both December 31, 2025 and 2024.

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MA DOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. The maximum ordinary dividend the Company can pay in 2026 is $31,195.

On February 17, 2026, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2025 balance sheet, the Company received a $20,000 capital contribution from Commonwealth Annuity.

On June 24, 2025, the Company received a $15,000 cash contribution from Commonwealth Annuity.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2025	2024
Unrealized gains (losses)	$(9,320)	$(4,274)
Non-admitted asset values	(126,740)	(135,022)
Asset valuation reserves	(96,867)	(63,652)

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s capital position in relation to required capital as calculated under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $244,726 at December 31, 2025.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

12.	RELATED PARTY TRANSACTIONS

Service Agreements

The Company entered into a Services and Expense Agreement with GAFG under which GAFG and affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MA DOI. The Company recognized $14,113 and $15,502 in intercompany charges for 2025 and 2024, respectively.

On February 1, 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company incurred expenses for this agreement of $40,683 and $35,906 for the years ended December 31, 2025 and 2024, respectively.

The Company has funds withheld agreements with related parties. Net amounts due from affiliates related to funds withheld agreements were $4,149 and $1,145 for the years ended December 31, 2025 and 2024, respectively. Net amounts due to affiliates related to funds withheld agreements were $41,071 and $31,913 for the years ended December 31, 2025 and 2024, respectively. All intercompany balances related to funds withheld agreements are settled in the subsequent quarter.

The Company has agreements with affiliated parties to receive and pay certain fee income and expenses related to policyholder administration. Net income related to these agreements was $29,017 and $25,306 for the years ended December 31, 2025 and 2024, respectively, and net amounts receivable were $10,474 and $8,586 at December 31, 2025 and 2024, respectively.

Payable to/Receivable from Affiliates

The Company reported a net receivable to parent, subsidiaries and affiliates of $50,577 and $0 as of December 31, 2025 and 2024, respectively. All intercompany balances shown as receivable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company reported a net payable to related parties of $0 and $1,035 for the years ended December 31, 2025 and 2024 respectively. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes.

Affiliated Investments

In 2022, the NAIC clarified that certain investments which are originated, sponsored or managed by affiliated entities shall be reported as affiliated investments even if the underlying assets are unrelated third party investments with no credit exposure to affiliates. The Company holds investments of this type, which are included in invested assets balances as follows:

	2025	2024
Bonds	$1,503,688	$1,442,028
Mortgages	1,139,853	978,946
Common stocks	—	—
Other invested assets	157,011	116,837
	$2,800,552	$2,537,811

13.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses, or ranges of losses, for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for both the Company and Accordia) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC (the Conversion), the Company and Accordia expect to incur a variety of litigation-related costs. On June 28, 2018 a subsidiary of Athene and FAFLIC entered into a consent order with the New York State Department of Financial Services, or “NYSDFS,” relating to the NYSDFS’ market conduct examination findings that related primarily to disruptions in servicing caused by the Conversion. Pursuant to the consent order, Athene paid the NYSDFS a fine of $15,000 and will also take corrective actions and provide remediation to policyholders impacted by the Conversion. The agreements between the Company, Commonwealth Annuity and Athene provide indemnities to Athene, including for fines and penalties resulting from violations of law. Commonwealth Annuity has reimbursed Athene an amount equal to the NYSDFS fine in July, 2018. As of December 31, 2023 the Company no longer holds reserves for costs related to certain aspects of the corrective actions agreed under the consent order.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

In connection with a cybersecurity incident on May 29, 2023, related to services provided to several companies by Pension Benefits Information LLC, and its use of MOVEit software (“PBI/MOVEit Incident”), The Global Atlantic Financial Group LLC or some of its affiliates have received a total of five putative class action complaints alleging failure to properly secure and safeguard customers’ sensitive information. Four cases originated in United States District Court for the Southern District of New York: Clancy, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-07975) filed September 8, 2023, Guzman, Marcelina v. The Global Atlantic Financial Group LLC (1:23-cv-08150) filed September 14, 2023, and Hendrix, Eudoice v. Global Atlantic Financial Company, Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and Forethought Life Insurance Company (1:23-cv-08058) filed September 12, 2023, and Bernstein, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-9868) filed in New York state court September 15, 2023. A fifth case was filed in the United States District Court for the Southern District of Indiana, but subsequently was voluntarily dismissed: Hansa v. Forethought Life Insurance Company, Global Atlantic Insurance Network LLC, and The Global Atlantic Financial Group LLC (1:23-cv-01549) filed August 28, 2023. The Company itself is currently a party only in the Hendrix case. A judicial panel consolidated certain PBI/MOVEit Incident-related litigation in an MDL and transferred the cases to the District of Massachusetts, before Judge Allison Burroughs. This order applies to all matters against The Global Atlantic Financial Group LLC and its affiliates.

However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on its financial position or results of operations.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

Commitments

The Company has an operational servicing agreement with a third party administrator for contract / policy administration of the Company’s traditional life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio. As of December 31, 2025 the purchase commitments related to the agreement with the third party administrator were as follows:

2026	$940
2027	187
2028	103
2029	70
2030	—
2031 and thereafter	—
Total	$1,300

The Company invests in certain joint ventures, limited liability companies (LLCs) and partnerships, and in some cases makes a commitment for additional investment up to a maximum invested amount.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

The Company has funding commitments subsequent to December 31, 2025 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$257,286
Limited Partnerships and LLC's	4,489
Collateral Loans	—

14.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2025 through March 30, 2026, the date that these financial statements were available to be issued, and determined that there is:

Type - I Recognized Subsequent Events: On February 17, 2026, the Company received a capital contribution of $20,000 from Commonwealth which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31 balance sheet.

Type - II Non-recognized Subsequent Events: No Type II subsequent events to report.

15.	COMPOSITION OF OTHER ASSETS, LIABILITIES AND EXPENSES

Other assets consist of the following:

	December 31,
	2025	2024
Miscellaneous receivables	$7,503	$5,915
Admitted disallowed IMR	8,532	9,514
Unfunded commit accounts receivable	4,627	187
Guaranty funds receivable or on deposit	54	49
Total other assets	$20,716	$15,665

The percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus is 10%.

Other liabilities consist of the following:

	December 31,
	2025	2024
Remittances and items not allocated	$35,548	$17,182
Payable for securities	7,430	—
Miscellaneous liabilities	1,020	581
Tax liabilities	1,831	631
Policyholder liabilities	955	950
Derivatives	15,777	—
Total other liabilities	$62,561	$19,344

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Other expenses consist of the following:

	December 31,
	2025	2024
Captive financing fee	1,883	1,838
Total other expenses	$1,883	$1,838

16. SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $682,541 and $121,401 as of December 31, 2025 and 2024, respectively. The assets legally insulated from the general account as of December 31, 2025 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$626,203	$—
Variable life insurance products	56,338	—
Total	$682,541	$—

Separate account~~s~~ assets held by the Company generally relate to variable annuities or life insurance of a non-guaranteed return nature. The net investment return of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuities generally provide a minimum guaranteed death benefit, the nature of which has varied over time. In 1996, the company began offering a minimum guaranteed death benefit which is adjusted annually to the current account value. The maximum amount associated with death benefit guarantees for 2025 was $1,523 with associated risk charges paid by the separate account to compensate for these risks of $0.

The maximum amount associated with death benefit guarantees for 2024 was $1,534 with associated risk charges paid by the separate account to compensate for these risks of $0.

The maximum amount associated with death benefit guarantees for 2023 was $2,451 with associated risk charges paid by the separate account to compensate for these risks of $0.

The maximum amount associated with death benefit guarantees for 2021 was $10,140 with associated risk charges paid by the separate account to compensate for these risks of $0.

The maximum amount associated with death benefit guarantees for 2021 was $2,365 with associated risk charges paid by the separate account to compensate for these risks of $1

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2025 is as follows:

2025	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$488,400	$—	$1,190	$489,590

Reserves
For accounts with assets at:
Fair value	—	120	—	119,935	120,055
Amortized Cost	—	540,964	—	—	540,964

By withdrawal characteristics
With MV adjustment	—	120	—	—	120
At fair value	—	—	—	118,882	118,882

Not subject to discretionary withdrawal	—	540,964	—	1,053	542,017

Total	$—	$541,084	$—	$119,935	$661,019

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2025 is as follows:

Transfers to separate accounts	$489,801
Transfers from separate accounts	24,529
Net transfers to/(from) separate accounts	465,272
Reconciling adjustments:	19
Administration and policy fees	(2,535)
Matured deferred contracts	37
Reinsurance	13,678
Transfers as reported in the statements of operations	$476,471

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2024 is as follows:

2024	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$1,643	$1,643

Reserves
For accounts with assets at:
Fair value	—	116	—	116,956	117,072

By withdrawal characteristics
With MV adjustment	—	116	—	—	116
At fair value	—	—	—	115,903	115,903

Not subject to discretionary withdrawal	—	—	—	1,053	1,053

Total	$—	$116	$—	$116,956	$117,072

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2024 is as follows:

Transfers to separate accounts	$1,643
Transfers from separate accounts	10,226
Net transfers to/(from) separate accounts	(8,583)
Reconciling adjustments:	296
Administration and policy fees	(2,564)
Matured deferred contracts	(232)
Reinsurance	11,426
Transfers as reported in the statements of operations	$343

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

17. CLOSED BLOCK

Effective December 1, 2015, and following the approval of the MADOI, the Company entered into a coinsurance agreement with Ameritas Life Insurance Corp whereby it ceded substantially all of its closed block of business. The closed block consists of individual whole life insurance participating policies, term life policies and individual deferred annuity contracts which were inforce as of October 16, 1995. As a result of the transaction, the Company ceded $571,400 policyholder liabilities, and transferred associated assets.

The table below presents financial schedule for the closed block, prior to the impact of reinsurance at December 31, 2025 and 2024.

Summarized financial information of the Closed Block for the years ended December 31, was as follows:

BALANCE SHEET	2025	2024
Assets:
Bonds, at amortized cost	$336,214	$347,907
Cash & short-term investments	12,880	10,049
Policy loans	50,452	51,654
Investment income due & accrued	6,336	6,265
Premiums deferred and uncollected	1,044	1,153
Aggregate write-ins for other than invested assets	7,325	8,177
Current federal & foreign income tax recoverable	1,606	2,507
Total admitted assets	$415,857	$427,712

Liabilities:
Policy liabilities & accruals	$426,298	$437,572
Other liabilities	2,844	4,533
Total liabilities	$429,142	$442,105

INCOME STATEMENT	2025	2024
Revenues:
Premiums and other considerations	$8,123	$8,607
Net investment income	19,601	22,515
Realized gains	(541)	(1,216)
Total revenue	$27,183	$29,906

Benefits & expenses:
Policy benefits	$25,351	$24,288
Operating & selling expenses	(177)	(27)
Taxes, excluding capital gains tax	901	1,007
Total benefits & expenses	$26,075	$25,268

Closed Block Net Income	$1,108	$4,638

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollars in thousands)

CASH FLOWS	2025	2024
Cash from Operations:
Premiums & annuity considerations	$8,247	$8,768
Net investment income	20,346	22,702
Claims, surrenders & other benefits	(27,071)	(28,571)
Commissions & expenses paid	—	—
Dividends to policyholders	(8,233)	(6,892)
Federal income taxes	—	—
Net cash used in operations	$(6,711)	$(3,993)

Cash from Investments:
Proceeds from investments sold, matured or repaid
Bonds	$34,662	$33,130

Cost of investments acquired
Bonds	(24,326)	(26,935)

Net decrease in policy loans	1,202	(1,717)
Net decrease in receivable for securities	—	—
Net cash (used in) / provided by investments	$11,538	$4,478

Cash from Financing & Other Sources:
Net deposits on deposit type contracts & other liabilities	$(1,159)	$(1,213)
Other cash applied	(836)	(2,126)
Net cash (used in) / provided by financing and other sources	$(1,995)	$(3,339)

Cash and Short Term Investments
Net Change in cash and short term investments	$2,831	$(2,854)
Beginning of the year	10,049	12,903
End of the year	$12,880	$10,049

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

SUPPLEMENTAL INFORMATION

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

Investment Income Earned
U.S. government bonds	$18,845
Other bonds (unaffiliated)	416,367
Bonds of affiliates	—
Preferred stock	92,470
Mortgage loans	250,496
Premium notes, policy loans and liens	30,289
Cash and short term-investments	15,853
Other invested assets	32,409
Miscellaneous income	1,418
Derivative instruments	1,914
Gross investment income	$860,061

Other long term assets–statement value	$263,036

Bonds and Short-Term Investments by Maturity and Class by Maturity (weighted based on future cash flows) - Statement Value
Due within one year or less	$318,092
Over 1 year through 5 years	2,363,955
Over 5 years through 10 years	993,746
Over 10 years through 20 years	1,450,549
Over 20 years	3,854,666
Total by Maturity	$8,981,008

by Class- Statement Value
Class 1	$5,412,077
Class 2	3,179,992
Class 3	300,236
Class 4	88,703
Class 5	—
Class 6	—
Total by Class	$8,981,008

Total Publicly Traded	$4,702,378
Total Privately Traded	4,278,630
Total	$8,981,008

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$2,574,104
Residential mortgages	980,398
Total	$3,554,502

Mortgage loans on real estate by standing (book value);
Good standing	$3,537,265
Good standing with restructured terms	—
With overdue interest over 90 days	12,542
In process of foreclosure	4,695
Total	$3,554,502

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

Collateral loans	$96,082

Common stocks - statement value	$5,000

Collar, swap and forward agreements open - statement value	$—

Short-term investments - book value	$874
Cash equivalents	308,280
Cash on deposit	36,760
Total	$345,914

Life insurance in force
Ordinary life	$2,009,356
Group life	7,010
$2,016,366

Amount of accidental death insurance in force under ordinary policies	$2,581,542

Life insurance policies with disability provisions in force
Ordinary life	$584,602
Group life	2,946
$587,548
Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$—
Amount of income payable	7,418

Ordinary - not involving life contingencies
Amount on deposit	$14,414
Amount of income payable	3,150

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	203

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

Annuities:
Ordinary
Immediate - amount of income payable	$86
Deferred - fully paid account balance	1,032,149
Deferred - not fully paid account balance	—

Group
Immediate - amount of income payable	$20,492
Deferred - fully paid account balance	170,899
Deferred - not fully paid account balance	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$240,301
Dividend accumulations - account balance	712

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

Investment Risk Interrogatories

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $15,069,311 at December 31, 2025.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Mortgages / Other Invested Assets	2.01	Project Catalyst	$440,622	2.9%
Issuer Credit Obligations (D-1.1)	2.02	INTEL CORP	212,746	1.4%
Mortgages / Other Invested Assets	2.03	Hatteras MOB Portfolio	208,220	1.4%
Issuer Credit Obligations (D-1.1)	2.04	CRTBS 2024-1 LLC	182,918	1.2%
Asset-Backed Securities (D-1.2) / Other Invested Assets	2.05	PICO 2020-1B LLC	172,917	1.1%
Mortgages	2.06	Cyrus One	171,703	1.1%
Asset-Backed Securities (D-1.2) / Other Invested Assets	2.07	JAYP 2020-1A LLC	163,222	1.1%
Asset-Backed Securities (D-1.2) / Other Invested Assets	2.08	Blue Eagle 2022-1D LLC	162,345	1.1%
Asset-Backed Securities (D-1.2) / Other Invested Assets	2.09	SBKR 2024-1 LLC	145,665	1.0%
Asset-Backed Securities (D-1.2) / Other Invested Assets	2.10	WALR 2019-1	111,862	0.7%

3.	The amount and percentage of the Company’s total admitted assets held in bonds, short-term investments and cash equivalents, and by NAIC rating is as follows:

NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$5,412,077	35.9%
3.02	NAIC-2	3,179,992	21.1%
3.03	NAIC-3	300,236	2.0%
3.04	NAIC-4	88,703	0.6%
3.05	NAIC-5	—	—%
3.06	NAIC-6	—	—%
		$8,981,008	59.6%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$1,345,604	8.9%
4.03	Foreign-currency-denominated investments	194,331	1.3%
4.04	Insurance linked liabilities denominated in that same foreign currency	—	—%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$1,336,678	8.9%
5.02	Countries rated NAIC-2	7,197	0.0%
5.03	Countries rated NAIC-3 or less	1,729	0.0%
		$1,345,604	8.9%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01	Cayman Islands	$416,172	2.8%
6.02	France	250,407	1.7%
Countries rated NAIC-2
6.03	Panama	6,370	0.0%
6.04	Italy	594	0.0%
Countries rated NAIC-3
6.05	Liberia	1,729	0.0%
		$675,272	4.5%

7-9. Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	WALR 2019-1	1, 2, 3 & NR	$108,789	0.7%
10.02	Montclair	CM2	72,086	0.5%
10.03	Garbe	CM2	66,596	0.4%
10.04	HITR 5A	1	64,988	0.4%
10.05	Wallaby (Mileway)	CM2	55,649	0.4%
10.06	LLOYDS BANKING GROUP PLC	1 & 2	46,126	0.3%
10.07	VODAFONE GROUP PLC	2	44,652	0.3%
10.08	CREDIT AGRICOLE SA	1 & 2	44,052	0.3%
10.09	TOTALENERGIES CAPITAL SA	1	43,704	0.3%
10.10	RIO TINTO FIN USA PLC	1	34,072	0.2%
			$580,714	3.8%

11.	Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets,

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

13.	Assets held in equity interests are less than 2.5% of the Company’s total admitted assets.

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

16.	With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows: The aggregate mortgage interest represents the combined value of all mortgages secured by the same group of properties:

Type		Amount	Percentage of Total Admitted Assets
16.01	Commercial	$171,703	1.14%
16.02	Commercial	165,958	1.10%
16.03	Commercial	101,543	0.67%
16.04	Commercial	100,121	0.66%
16.05	Commercial	93,543	0.62%
16.06	Commercial	86,862	0.58%
16.07	Commercial	85,539	0.57%
16.08	Commercial	84,225	0.56%
16.09	Commercial	79,352	0.53%
16.10	Commercial	79,190	0.53%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

Amounts and percentages of the Company’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
16.11	Construction loans	$—	—%
16.12	Mortgage loans over 90 days past due	12,542	0.08%
16.13	Mortgage loans in the process of foreclosure	4,695	0.03%
16.14	Mortgage loans foreclosed	—	—%
16.15	Restructured mortgage loans	—	—%

17.	Aggregate mortgage loans have the following loan-to-value ratios as determined for the most current appraisal as of the statement date:

		Residential		Commercial		Agricultural
Loan to Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
17.01	above 95%	$9,698	0.06%	$94,229	0.63%	$—	—%
17.02	91 to 95%	4,585	0.03%	157,287	1.04%	—	—%
17.03	81 to 90%	68,326	0.45%	75,552	0.50%	—	—%
17.04	71 to 80%	299,296	1.99%	107,523	0.71%	—	—%
17.05	below 70%	598,493	3.97%	2,139,513	14.20%	—	—%
		980,398	6.50%	2,574,104	17.08%	—	—%

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are more than 2.5% of the Company’s total admitted assets.

		Amount	Percentage of Total Admitted Assets
19.02	Aggregate statement value of investments held in mezzanine real estate loans	480,379	3.19%

	Largest three investments held in mezzanine real estate loans:

19.03	Hatteras MOB Portfolio	165,958	1.10%
19.04	Catalyst - Pool 5	42,261	0.28%
19.05	Catalyst - Pool 3	37,616	0.25%

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$2,597	0%	$(21)	0%
21.02	Income generation	—	0%	—	0%
21.03	Other	—	0%	—	0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps and forwards:

At End of Each Quarter
		1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	$8,164	$8,385	$8,133
22.02	Income generation	—	—	—
22.03	Replications	—	—	—
22.04	Other	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$251	—%	$29	$241	$241
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Summary Investment Schedule

December 31, 2025

(Dollars in thousands)

Summary Investment Schedule

			Admitted Assets as Reported in
	Gross Investment Holdings*		the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Issuer Credit Obligations:
U.S. government obligations	$337,255	2.46%	$337,255	2.46%
Other U.S. government obligations	28,324	0.21%	28,324	0.21%
Non-U.S. sovereign jurisdiction securities	26,757	0.20%	26,757	0.20%
Municipal Bonds - general obligations (direct & guaranteed)	43,107	0.31%	43,107	0.31%
Municipal bonds - special revenue	133,553	0.97%	133,553	0.97%
Project finance bonds issues by operating entities	424,252	3.10%	424,252	3.10%
Corporate bonds	4,763,495	34.76%	4,763,495	34.76%
Mandatory convertible bonds	—	—%	—	—%
Single entity backed obligations	19,287	0.14%	19,287	0.14%
SVO-identified bond exchange traded funds - fair value	33,241	0.24%	33,241	0.24%
SVO-identified bond exchange traded funds - systematic value	—	—%	—	—%
Bonds issued by funds representing operating entities	—	—%	—	—%
Bank loans - issued	—	—%	—	—%
Bank loans - acquired	—	—%	—	—%
Mortgage loans that qualify as SVO-identified credit tenant loans	—	—%	—	—%
Certificates of deposit	—	—%	—	—%
Other issuer credit obligations	—	—%	—	—%
Total issuer credit obligations	$5,809,271	42.39%	$5,809,271	42.39%

Asset Backed Securities:
Financial asset-backed securities - self-liquidating	$2,580,231	18.83%	$2,580,231	18.83%
Financial asset-backed securities - not self-liquidating	93,074	0.68%	93,074	0.68%
Non-financial asset-backed securities	497,558	3.63%	497,558	3.63%
Total asset backed securities	$3,170,863	23.14%	$3,170,863	23.14%

Preferred Stocks:
Total preferred stocks	$—	—%	$—	—%

Common Stocks:
Industrial and miscellaneous Other (Unaffiliated)	$5,000	0.04%	$5,000	0.04%
Total common stocks	$5,000	0.04%	$5,000	0.04%

Mortgage Loans:
Residential mortgages	$980,398	7.15%	$980,398	7.16%
Commercial mortgages	2,093,725	15.28%	2,093,725	15.28%
Mezzanine real estate loans	480,379	3.51%	480,379	3.51%
Total mortgage loans	$3,554,502	25.94%	$3,554,502	25.94%

Real Estate:
Total real estate	$—	—%	$—	—%
Cash	36,760	0.27%	36,760	0.27%
Cash equivalents	308,279	2.25%	308,279	2.25%
Short-term investments	874	0.01%	874	0.01%
Contract loans	553,983	4.04%	552,334	4.03%
Derivatives	1,348	0.01%	1,348	0.01%
Other invested assets	255,423	1.86%	255,423	1.86%
Receivables for securities	7,613	0.06%	7,613	0.06%
Total invested assets	$13,703,917	100.00%	$13,702,269	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____1_____

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____1_____

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

(Dollars in thousands)

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below: